STATEMENT OF ADDITIONAL INFORMATION

This is the Statement of Additional Information (SAI) for the funds listed below (hereinafter “Price Fund” or “fund”), each of which is a series of T. Rowe Price Exchange-Traded Funds, Inc. (Corporation). Each fund is an exchange-traded fund (ETF) sponsored and managed by T. Rowe Price Associates, Inc. (“T. Rowe Price” or “Price Associates”).

The date of this Statement of Additional Information is November 22, 2022.

T. Rowe Price Exchange-Traded Funds, Inc.
FUND	TICKER	PRINCIPAL U.S. LISTING EXCHANGE
T. Rowe Price Blue Chip Growth ETF	TCHP	NYSE Arca, Inc.
T. Rowe Price Dividend Growth ETF	TDVG	NYSE Arca, Inc.
T. Rowe Price Equity Income ETF	TEQI	NYSE Arca, Inc.
T. Rowe Price Growth Stock ETF	TGRW	NYSE Arca, Inc.
T. Rowe Price U.S. Equity Research ETF	TSPA	NYSE Arca, Inc.

Mailing Address:

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
1-800-638-5660

This SAI is not a prospectus. It should be read in conjunction with the appropriate current fund prospectus, which may be obtained from T. Rowe Price Investment Services, Inc. (Investment Services), the Corporation’s principal underwriter (Distributor). If you would like a prospectus or an annual or semiannual shareholder report for a fund, please visit troweprice.com or call 1-800-638-5660 and it will be sent to you at no charge. Please read this material carefully.

The prospectus for each fund is dated May 1, 2022, as such prospectus may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the prospectuses, unless otherwise noted.

Each fund’s financial statements for its most recent fiscal period in each fund’s annual and semiannual report and the Report of Independent Registered Public Accounting Firm will be included in each fund’s annual report and incorporated by reference into this SAI.

ETFC01-042 11/22/22

PART I – TABLE OF CONTENTS

References to the following are as indicated:

Fitch Ratings, Inc. (Fitch)

Internal Revenue Code of 1986, as amended (Code)

Internal Revenue Service (IRS)

Investment Company Act of 1940, as amended (1940 Act)

Moody’s Investors Service, Inc. (Moody’s)

Securities Act of 1933, as amended (1933 Act)

Securities and Exchange Commission (SEC)

Securities Exchange Act of 1934, as amended (1934 Act)

S&P Global Ratings (S&P)

T. Rowe Price Hong Kong Limited (Price Hong Kong)

T. Rowe Price Japan, Inc. (Price Japan)

T. Rowe Price International Ltd (Price International)

T. Rowe Price Investment Management, Inc. (Price Investment Management)

T. Rowe Price Singapore Private Ltd. (Price Singapore)

PART I

Below is a table showing the prospectus and shareholder report dates for each fund. The table also lists each fund’s fiscal year-end. The prospectus date shown for each fund reflects the date that the prospectus will be annually updated once the fund has been in operation at its fiscal year-end.

Fund	Fiscal Year-End	Annual Report Date	Semiannual Report Date	Prospectus Date
Blue Chip Growth ETF	Dec 31	Dec 31	June 30	May 1
Dividend Growth ETF	Dec 31	Dec 31	June 30	May 1
Equity Income ETF	Dec 31	Dec 31	June 30	May 1
Growth Stock ETF	Dec 31	Dec 31	June 30	May 1
U.S. Equity Research ETF	Dec 31	Dec 31	June 30	May 1
THE CORPORATION AND ITS FUNDS

T. Rowe Price Exchange-Traded Funds, Inc. was incorporated as a Maryland corporation on July 29, 2019, and is an open-end management investment company registered under the 1940 Act. The Corporation is authorized to have multiple series funds or portfolios, including those listed in the previous table.

Each fund is an ETF that does not disclose portfolio holdings daily. Each fund offers, issues and sells shares at its net asset value (NAV) per share only in aggregations of a specified number of shares (Creation Units), generally 5,000 shares and multiples thereof. Creation Units will generally be purchased and redeemed on an in-kind basis. Accordingly, except where the purchase or redemption will include cash under the circumstances described below under the “Purchase and Redemption of Creation Units” section, purchasers will be required to purchase Creation Units by making an in-kind deposit of specified instruments (Deposit Securities), and shareholders redeeming their shares will receive an in-kind transfer of specified instruments (Redemption Securities).

Only Authorized Participants, which are members or participants of a clearing agency registered with the SEC that have a written agreement with a fund or one of its service providers, may purchase and redeem of Creation Units. A fund may charge purchase/redemption transaction fees for each purchase and redemption. In all cases, redemption transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. See the “Purchase and Redemption of Creation Units” section below.

Once created, fund shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Thus, investors who are not Authorized Participants may purchase and sell shares of the Fund on the secondary market. Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

The names and quantities of the instruments that constitute the Deposit Instruments and the Redemption Instruments for a fund will be the same as the fund’s designated “Proxy Portfolio” (a basket of cash and securities that is designed to closely track the daily performance of a fund’s portfolio), except when Custom Baskets (defined below) are permitted or required by a fund, which may include, but is not limited to, the following: to the extent that the fund requires purchases and redemptions to be made entirely or in part on a cash basis, as described below under the “Purchase and Redemption of Creation Units” section or, in a case where the fund’s designated Proxy Portfolio is a broad-based securities index, the Deposit Instruments and the Redemption Instruments for the fund may be an existing ETF which tracks the same broad-based securities index. While the Proxy Portfolio includes some of a fund’s holdings, it is not the fund’s actual portfolio.

Each fund will also provide several portfolio statistics. The “Portfolio Overlap” is the percentage weight overlap between the holdings of the prior business day’s Proxy Portfolio compared to the holdings of the fund that formed the basis for that fund’s calculation of NAV at the end of the prior business day. The Portfolio Overlap is calculated by taking the lesser weight of each asset held in common between a fund’s portfolio and Proxy Portfolio, and adding the totals. The Proxy Portfolio and Portfolio Overlap for each fund are available on its website on a daily basis, along with the fund’s “Daily Deviation,” which shows the difference in performance between the NAV of the fund and the NAV of the Proxy Portfolio, and “Empirical Percentiles,” which show frequency and magnitude of performance differences between the fund and the Proxy Portfolio over time. Each fund’s website discloses “Tracking Error” daily. Tracking Error is the standard deviation over the past three months of the daily proxy spread (i.e., the difference, in percentage terms, between the Proxy Portfolio’s per share NAV and that of the fund at the end of the trading day). The Proxy Portfolio and these other metrics described are intended to provide investors and traders with enough information to allow for an effective arbitrage mechanism, which keeps the market price of the fund’s shares at or close to the underlying NAV per share of the fund.

The premium or discount may be greater for each fund compared to traditional ETFs because it provides less portfolio holdings information to traders. During periods of market disruption or volatility, there may be an increased risk that market prices will vary significantly from the underlying NAV per share of each fund. Each fund’s shares may trade at a wider bid/ask spread than shares of ETFs that publish their portfolios on a daily basis, especially during periods of market disruption or volatility, and, therefore, may cost you more to trade. Although each fund seeks to benefit from keeping its portfolio information confidential, other traders may attempt to use the Proxy Portfolio and other publicly available information to identify the fund’s trading strategy, which, if successful, could result in such traders engaging in certain predatory trading practices that may have the potential to harm such fund and its shareholders. Because each fund’s shares are traded in the secondary market, a broker may charge a commission to execute a transaction in shares, and you may incur the cost of the spread between the price at which a dealer will buy shares and the somewhat higher price at which a dealer will sell shares.

Each fund’s website provides additional information about the Proxy Portfolio; the prior business day’s NAV and the closing price or bid/ask price of shares; a calculation of the premium/discount of the closing price or bid/ask price against such NAV; bid-ask spread information; any other information regarding premiums and discounts as may be required for other ETFs under Rule 6c-11 under the 1940 Act; and certain analytical information described above (Portfolio Overlap, Daily Deviation, Empirical Percentiles, and Tracking Error).

T. Rowe Price will monitor on an ongoing basis how shares trade, including the level of any market price premium or discount to NAV and the bid/ask spreads on market transactions. T. Rowe Price will promptly call a meeting of a fund’s Board (defined below) (and will present recommendations for appropriate remedial measures) and the Board will promptly meet (1) if the Tracking Error exceeds 1.00%; or (2) if, for 30 or more days in any quarter or 15 days in a row: (a) the absolute difference between either the closing price or the bid/ask price, on the one hand, and the fund’s NAV, on the other, exceeds 2.00%, or (b) the bid-ask spread exceeds 2.00%. In such a circumstance, the Board will consider the continuing viability of the fund, whether shareholders are being harmed, and what, if any, action would be appropriate to, among other things, narrow the premium/discount or spread, as applicable. The Board will then decide whether to take any such action. Such actions may include, but are not limited to, changing lead market makers, listing the fund on a different exchange, changing the size of Creation Units, changing the construction of the Proxy Portfolio, changing the fund’s investment objective or strategy, or liquidating the fund.

In addition, to the extent T. Rowe Price determines that a security held in a fund’s portfolio but not in the Proxy Portfolio does not have readily available market quotations and such circumstance may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, that information, along with the identity and weighting of that security in the fund’s portfolio, will be publicly disclosed on the fund’s website. If securities representing 10% or more of a fund’s portfolio do not have readily available market quotations, T. Rowe Price would promptly request the listing exchange to halt trading on the fund.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each fund is contained in the Shareholder Information section of each fund’s prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable prospectus.

Shares of each fund are listed for trading, and trade throughout the day, on the applicable listing exchange and in other secondary markets. Shares of certain funds may also be listed on certain non-U.S. exchanges, although the listing exchange is a U.S. exchange. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of shares of any fund will continue to be met.

The Corporation reserves the right to adjust the share prices of the funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the funds or an investor’s equity interest in the funds.

MANAGEMENT OF THE FUNDS

The officers and directors of the Corporation are listed on the following pages. Unless otherwise noted, the address of each officer and director is 100 East Pratt Street, Baltimore, Maryland 21202.

The Corporation is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the funds, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the Corporation’s officers and is responsible for performing various duties imposed on it by the 1940 Act, the laws of Maryland, and other applicable laws. The directors who are also employees or officers of T. Rowe Price are considered to be interested directors because of their relationships with T. Rowe Price and its affiliates. Each interested director and officer (except as indicated in the tables setting forth the directors’ and officers’ principal occupations during the past five years) has been an employee of T. Rowe Price or its affiliates for five or more years. The Boards held five regularly scheduled formal meetings during calendar year 2021. The same directors currently serve on the Boards of Directors of all of the mutual funds sponsored and managed by T. Rowe Price (such mutual funds, the “Price Mutual Funds,” and together with the Price Funds, the “Price Complex”). Although the Board has direct responsibility over various matters (such as approval of advisory contracts and review of fund performance), the Board also exercises certain of its oversight responsibilities through several committees it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the funds, including risk oversight. Each Board currently has three standing committees that are joint with the boards of the Price Mutual Funds (hereinafter referred to as “Joint” committees), a Joint Nominating and Governance Committee, a Joint Audit Committee, and a Joint Executive Committee, which are described in greater detail in the following paragraphs.

Robert J. Gerrard, Jr., an independent director, serves as the chair of the Board. The chair presides at all meetings of the Board and all executive sessions of the independent directors. He also reviews and provides guidance on Board meeting agendas and materials, and typically represents the independent directors in discussions with T. Rowe Price management. The Board has determined that its leadership and committee structure is appropriate because the Board believes that it sets the proper tone for the relationship between the funds, on the one hand, and T. Rowe Price or its affiliates and the funds’ other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees and the full Board. The same independent directors currently serve on the Boards of Directors of the Price Mutual Funds. This approach is designed to provide effective governance by exposing the independent directors to a wider range of business issues and market trends, allowing the directors to better share their knowledge, background, and experience and permitting the Board to operate more efficiently, particularly with respect to matters common to the Price Complex.

The Joint Nominating and Governance Committee consists of all of the independent directors of the Corporation, and is responsible for, among other things, seeking, reviewing, and selecting candidates to fill independent director vacancies on the Board; periodically evaluating the compensation payable to the independent directors; and performing certain functions with respect to the governance of the funds. The chair of the Board serves as chair of the committee. The committee will consider written recommendations from shareholders for possible nominees for independent directors. Nominees will be considered based on their ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the funds’ management and counsel and the various service providers to the funds; and to exercise reasonable business judgment in the performance of their duties as directors. The Joint Nominating and Governance Committee seeks to ensure that the Board is comprised of independent directors who bring diverse perspectives to the Board, including diverse experiences, backgrounds, race, ethnicity, gender, qualifications, skills, thoughts, viewpoints, and other qualities. Nominees will also be considered based on their independence from T. Rowe Price and other principal service providers. Other than executive sessions in connection with Board meetings, the Joint Nominating and Governance Committee formally met one time in 2021.

The Joint Audit Committee consists of only independent directors. The current members of the committee are Teresa Bryce Bazemore, Robert J. Gerrard, Jr., and Paul F. McBride. Ms. Bazemore serves as chair of the committee and is considered an “audit committee financial expert,” as defined by the SEC. The Joint Audit Committee oversees the pricing processes for the Price Funds and holds three regular meetings during each fiscal year. Each of the three regular meetings include the attendance of the independent registered public accounting firm of the Price Funds as the Joint Audit Committee reviews: (1) the services provided; (2) the findings of the most recent audits; (3) management’s response to the findings of the most recent audits; (4) the scope of the audits to be performed; (5) the accountants’ fees; (6) the qualifications, independence, and performance of the independent registered public accounting firm; and (7) any accounting questions relating to particular areas of the Price Funds’ operations, accounting service provider performance, or the operations of parties dealing with the Price Funds, as circumstances indicate. The committee also reviews the risk management program of the funds’ investment adviser. The Joint Audit Committee met four times in 2021.

The Joint Executive Committee, which consists of the Corporation’s interested directors, has been authorized by the Board to exercise all powers of the Board in the intervals between regular meetings of the Board, except for those powers prohibited by statute from being delegated. All actions of the Joint Executive Committee must be approved in advance by one independent director and reviewed after the fact by the full Board. The Joint Executive Committee does not hold regularly scheduled meetings. The Joint Executive Committee was not called upon to take any action on behalf of any funds during 2021.

From time to time, the independent directors may create a special committee (Special Committee) or an ad hoc working group comprised of independent directors, whose purpose is to review certain limited topics that require in-depth consideration outside of the Board’s regular review.

Like other investment companies, the Price Funds are subject to various risks, including, among others, investment, compliance, operational, and valuation risks. The Board oversees risk as part of its oversight of the funds. Risk oversight is addressed as part of various Board and committee activities. The Board, directly or through its committees, interacts with and reviews reports from, among others, the investment adviser or its affiliates, the funds’ chief compliance officer, the funds’ independent registered public accounting firm, legal counsel, and internal auditors for T. Rowe Price or its affiliates, as appropriate, regarding risks the funds face and the risk management programs of the investment adviser and certain other service providers. Also, the Joint Audit Committee receives periodic reports from the chief risk officer and members of the adviser’s Risk and Operational Steering Committee on the significant risks inherent to the adviser’s business, including aggregate investment risks, reputational risk, business continuity risk, technology and cybersecurity risk, and operational risk. The actual day-to-day risk management functions with respect to the funds are subsumed within the responsibilities of the investment adviser, its affiliates that serve as investment subadvisers to the funds, and other service providers (depending on the nature of the risk) that carry out the funds’ investment management and business affairs. Although the risk management policies of T. Rowe Price and its affiliates, and the funds’ other service providers, are reasonably designed to be effective, those policies and their implementation vary among service providers over time, and there is no guarantee that they will always be effective.

Each director’s experience, qualifications, attributes, or skills, on an individual basis and in combination with those of the other directors, have led to the conclusion that each director should serve on the Board of the Price Funds. Attributes common to all directors include the ability to review critically, evaluate, question, and discuss information provided to them; to interact effectively with the funds’ management and counsel and the various service providers to the funds; and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the actual service and commitment of the directors during their tenure on the funds’ Board as well as their service to the Price Complex is taken into consideration in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business, consulting, public service, or academic positions; experience from service as a director of the Price Complex, public companies, nonprofit entities, or other organizations; or other experiences. Each director brings a diverse perspective to the Board.

The following directors (two of which are interested directors) were elected effective July 29, 2019: Teresa Bryce Bazemore, Ronald J. Daniels, Bruce W. Duncan, Robert J. Gerrard, Jr., Paul F. McBride, David Oestreicher, and Robert W. Sharps.

Set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each current director, that led to the conclusion that he or she should serve as a director.

Teresa Bryce Bazemore has more than 25 years of experience as a senior executive in the mortgage banking field, including building both mortgage insurance and services businesses. Ms. Bazemore currently serves as president and CEO of the Federal Home Loan Bank of San Francisco (March 2021 to present); CEO of Bazemore Consulting LLC (2018 to 2021); director of Chimera Investment Corporation, a publicly traded mortgage REIT (November 2017 to February 2021); a director of First Industrial Realty Trust, an owner and operator of industrial properties (May 2020 to present); a co-owner of Pet Friendly Dog Bakery LLC (2016 to present); a director of the University of Virginia Foundation; a member of the University of Virginia’s Center for Politics Advisory Board; a director of Public Media Company; and a trustee of the Southern California chapter of the International Women’s Forum as of January 1, 2021 to present. She previously served as president of Radian Guaranty, a national private mortgage insurer from 2008 to 2017; and a director of the Federal Home Loan Bank of Pittsburgh from August 2017 to February 2019. Ms. Bazemore has a J.D. from Columbia University and a B.A. from the University of Virginia. She has been an independent director of the Price Mutual Funds since January 2018 and an independent director of the Price Funds since July 2019, and became the chair of the Joint Audit Committee in August 2019.

Ronald J. Daniels (served as an independent director until April 27, 2022) served as an independent director of the Price Mutual Funds (beginning in January 2018), independent director of the Price Funds (beginning July 2019), and was a member of the Joint Audit Committee (beginning in August 2019), until his resignation from the Board in April 2022. Mr. Daniels is the 14th president of Johns Hopkins University, a position he has held since 2009. In that role, he serves as the chair of the Executive Committee of Johns Hopkins Medicine and is a professor in the Department of Political Science. Previously, he was provost and professor of law at the University of Pennsylvania and dean and James M. Tory Professor of Law at the University of Toronto.

Bruce W. Duncan has substantial experience in the field of commercial real estate. Mr. Duncan served as president, chief executive officer, and a director of CyrusOne, Inc., a real estate investment trust specializing in engineering, building and managing data centers, from July 2020 to July 2021. He served as chair of the Board of First Industrial Realty Trust from January 2016 until July 2020, president and chief executive officer from January 2009 until September 2016, and chief executive officer until December 2016. In November 2018, Mr. Duncan became a senior advisor to KKR. In May 2016, Mr. Duncan became a member of the board of Boston Properties, and he is currently a member of the nominating and governance committee and is a member of the audit committee of Boston Properties. From September 2016 until July 2020, Mr. Duncan served as a member of the board of Marriott International, Inc. He has been an independent director of the Price Mutual Funds since October 2013; in September 2014, he became a member of the Joint Audit Committee until August 2019 and served as chair of the Joint Audit Committee from July 2017 to August 2019. He has been an independent director of the Price Funds since July 2019.

Robert J. Gerrard, Jr., has served as chair of the Boards of all Price Mutual Funds since July 2018. He has been an independent director of certain Price Mutual Funds since 2012 (and remaining Price Mutual Funds since October 2013), and served as the chair of the Joint Audit Committee from September 2014 to July 2017. He became chair of the Price Funds in July 2019 and became a member of the Joint Audit Committee in August 2019. He has substantial legal and business experience in the industries relating to communications and interactive data services. He has served on the board and compensation committee for Syniverse Holdings and served as general counsel to Scripps Networks.

Paul F. McBride has served in various management and senior leadership roles with the Black & Decker Corporation and General Electric Company. He led businesses in the materials, industrial, and consumer durable segments and has significant global experience. He serves on the advisory board of Vizzia Technologies as well as Gilman School and Bridges Baltimore. He has been an independent director of the Price Mutual Funds since October 2013, served as a member of the Joint Audit Committee from September 2014 to August 2019, and became a member of the Joint Audit Committee in February 2022. He has been an independent director of the Price Funds since July 2019.

David Oestreicher has served as an interested director of all Price Mutual Funds since July 2018. He is the General Counsel for T. Rowe Price Group, Inc., and a member of the firm’s management committee. Mr. Oestreicher serves as a member of the Board of Governors for the Investment Company Institute (ICI) and previously served as the chair of the ICI’s international committee. He is on the Mutual Insurance Company Board of Governors, where he serves as a member of its executive committee and chair of its risk management committee. He also served on the board of the Investment Adviser Association and was a past chair of its legal and regulatory committee. Before joining T. Rowe Price in 1997, Mr. Oestreicher was special counsel in the Division of Market Regulation with the SEC.

Robert W. Sharps (served as an interested director until February 3, 2022) served as an interested director of the domestic equity and international Price Funds from April 2017 and as an interested director of all other Price Funds from January 1, 2019 until his resignation from the Board on February 3, 2022. Mr. Sharps served as the co-head of Global Equities at T. Rowe Price until February 2018, at which point he became the head of Investments. He served as the group chief investment officer for T. Rowe Price from April 2017 until December 2021. Mr. Sharps is the chief executive officer and president of Price Group. He is the chair of the firm’s Executive, Management, and Management Compensation and Development Committees. Prior to joining T. Rowe Price in 1997, Mr. Sharps was a senior consultant at KPMG Peat Marwick. In addition to his various offices held with T. Rowe Price and its affiliates, Mr. Sharps is a Chartered Financial Analyst (CFA).

Eric L. Veiel has served as an interested director of all Price Funds since February 2022. He is the head of Global Equity and chief investment officer, chair of the Investment Management Steering Committee, and a member of the Management, Equity Steering, International Steering, Multi-Asset Steering, Product Steering, and Management Compensation and Development Committees. Mr. Veiel’s investment experience began in 1999. Prior to joining T. Rowe Price, he spent six years as a sell-side equity analyst, covering health insurers and pharmacy benefit managers at Wachovia Securities, Deutsche Bank Securities, and A.G. Edwards & Sons. He has been with T. Rowe Price since 2005, beginning in the Equity Division as an investment analyst covering life insurance companies, asset managers, money-centered banks, and investment banks. From 2010 to 2014, he was the portfolio manager of the Financial Services Equity Strategy and the financial services sector team leader. He served as a co-director of Equity Research for North America from 2014 to 2015 and co-portfolio manager of the US Equity Structured Research Strategy from 2015 to 2017. Most recently, from 2016-2021 he was co-head of Global Equity and head of U.S. Equity.

Kellye L. Walker is Executive Vice President and Chief Legal Officer of Eastman Chemical Company (NYSE: EMN), and is a seasoned senior executive with over 25 years of experience helping publicly traded companies increase value through forward thinking, strategic discipline, and a focus on continuous improvement. Her experience includes leading law departments, as well as other functions including compliance; government affairs; human resources; health, safety, environment and security; and information technology (IT). Ms. Walker was appointed as an independent director of the Price Funds on November 8, 2021.

In addition, the following tables provide biographical information for the directors, along with their principal occupations and any directorships they have held of public companies and other investment companies during the past five years. Each director who is not an interested person (as defined in the 1940 Act) of the fund is referred to herein as an independent director.

Independent Directors(a)

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies and Other Investment Companies During Past Five Years
Teresa Bryce Bazemore 1959 204 portfolios

President and Chief Executive Officer, Federal Home Loan Bank of San Francisco (2021 to present); President, Radian Guaranty (2008 to 2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021)

Chimera Investment Corporation (2017 to 2021); First Industrial Realty Trust (2020 to present); Federal Home Loan Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels(b) 1959 0 portfolios	President, The Johns Hopkins University and Professor, Political Science Department, The Johns Hopkins University (2009 to present)	Lyndhurst Holdings (2015 to present); BridgeBio Pharma, Inc. (2020 to present)
Bruce W. Duncan 1951 204 portfolios

President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of the Board (2016 to 2020), and President (2009 to 2016), First Industrial Realty Trust, owner and operator of industrial properties; Chair of the Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels & Resorts, a hotel and leisure company; Member, Investment Company Institute Board of Governors (2017 to 2019); Member, Independent Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR (2018 to present)

CyrusOne, Inc. (2020 to 2021); First Industrial Realty Trust (2016 to 2020); Starwood Hotels & Resorts (1999 to 2016); Boston Properties (2016 to present); Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr. 1952 204 portfolios

Advisory Board Member, Pipeline Crisis/Winning Strategies, a collaborative working to improve opportunities for young African Americans (1997 to 2016)

Chair of the Board, Price Mutual Funds (July 2018 to present) and Price Funds (July 2019 to present)

None
Paul F. McBride 1956 204 portfolios	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)	None
Kellye L. Walker(c) 1966 204 portfolios

Executive Vice President and Chief Legal Officer, Eastman Chemical Company (April 2020 to present); Executive Vice President and Chief Legal Officer, Huntington Ingalls Industries, Inc. (NYSE: HIl) (January 2015 to March 2020)

Lincoln Electric Company (October 2020 to present)

(a) All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this SAI.

(b) Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price Complex.

(c) Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Complex.

Interested Directors(a)

The following persons are considered interested directors of the funds because they also serve as employees of T. Rowe Price or its affiliates.

The Boards invite nominations from the funds’ investment adviser for persons to serve as interested directors, and the Board reviews and approves these nominations. Each of the current interested directors is a senior executive officer of T. Rowe Price and T. Rowe Price Group, Inc., as well as certain of their affiliates. David Oestreicher has served as an interested director of all Price Funds since July 2018. Robert W. Sharps served as interested director of the domestic fixed income Price Funds from January 1, 2019, and all other Price Funds from April 1, 2017, until his resignation from the Board on February 3, 2022. Eric L. Veiel has served as an interested director of all Price Funds since February 2022. For each fund, the two interested directors serve as members of the fund’s Executive Committee. In addition, specific experience with respect to the interested directors’ occupations and directorships of public companies and other investment companies are set forth in the following table.

Name, Year of Birth, and Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Directorships of Public Companies
David Oestreicher 1967 204 portfolios

Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Director and Secretary, Price Investment Management; Vice President and Secretary, Price International; Vice President, Price Hong Kong, Price Japan, and Price Singapore; General Counsel, Vice President, and Secretary, T. Rowe Price Group, Inc.; Chair of the Board, Chief Executive Officer, President, and Secretary, T. Rowe Price Trust Company;

Principal Executive Officer and Executive Vice President, all funds

None
Robert W. Sharps, CFA, CPA 1971 0 portfolios

Director and Vice President, T. Rowe Price; Director, Price Investment Management; Chief Executive Officer and President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

President, all funds

T. Rowe Price Group, Inc.
Eric L. Veiel, CFA, 1972 204 portfolios	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and T. Rowe Price Trust Company	None

(a) All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this SAI.

Term of Office and Length of Time Served

The directors serve until retirement, resignation, or election of a successor. The following table shows the year from which each director has served on the fund’s Board.

Corporation	Number of Portfolios	Independent Directors
		Bazemore	Daniels*	Duncan	Gerrard	McBride	Walker**
Exchange-Traded Funds	8	2019	2019	2019	2019	2019	2021

* Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price Complex.

** Effective November 8, 2021, Ms. Walker was appointed as independent director of the Price Complex.

Corporation	Number of Portfolios	Interested Directors
		Oestreicher	Veiel
Exchange-Traded Funds	8	2019	2022

Officers

Below is a table that sets forth certain information, as of March 31, 2022, concerning each person deemed to be an officer of the Price Funds.

Name	Position Held With Each Fund
Robert W. Sharps	President
David Oestreicher	Director, Principal Executive Officer, and Executive Vice President
Eric L. Veiel	Director

Name, Year of Birth, and Principal Occupation(s) During Past Five Years	Position Held With Each Fund
Timothy Coyne,1967 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President
Alan S. Dupski, CPA, 1982 Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Principal Financial Officer, Vice President, and Treasurer
Joseph B. Fath, CPA, 1971 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President
Gary J. Greb, 1961 Vice President, Price Investment Management, T. Rowe Price, Price International, and T. Rowe Trust Company	Vice President
Paul Greene II, 1978 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President
Ann M. Holcomb, CFA, 1972 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President
Thomas J. Huber, CFA, 1966 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President
Paul J. Krug, CPA, 1964 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Vice President
John D. Linehan, CFA, 1965 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President
Jason Nogueira, 1974 Vice President, T. Rowe Price and T. Rowe Price Group, Inc.	Executive Vice President

Mary Ann Picciotto, CPA, 1973

Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc. and Price International; formerly head of compliance, Invesco (to 2019)

Chief Compliance Officer
Fran M. Pollack-Matz, 1961 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.	Vice President and Secretary
Jason Benjamin Polun, CFA, 1974 Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company	Executive Vice President
Shannon Hofher Rauser, 1987 Assistant Vice President, T. Rowe Price	Assistant Secretary

Megan Warren, 1968

OFAC Sanctions Compliance Officer and Vice President, Price Investment Management; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company

Vice President
Thomas H. Watson, 1977 Vice President, Price Investment Management and T. Rowe Price Group, Inc.	Executive Vice President

Directors’ Compensation

Each independent director is paid $375,000 annually for his or her service on the Boards. The chair of the Boards, an independent director, receives an additional $165,000 annually for serving in this capacity. An independent director serving on the Joint Audit Committee receives an additional $30,000 annually for his or her service and the chair of the Joint Audit Committee receives an additional $35,000 for his or her service. An independent director serving as a member of a Joint Special Committee of the Independent Directors of the Price Complex receives an additional $1,500 per meeting of the Joint Special Committee. Directors’ fees were paid by T. Rowe Price under the all-inclusive management fee.

The following table shows the total compensation that was received by the independent directors in the calendar year 2021, unless otherwise indicated. The independent directors of the funds do not receive any pension or retirement benefits from the funds or from T. Rowe Price. In addition, the officers and interested directors of the funds do not receive any compensation or benefits from the funds for their service.

Directors	Total Compensation
Bazemore	$395,000
Daniels*	370,000
Duncan	340,000
Gerrard	535,000
McBride	340,000
Rouse**	85,000
Schreiber***	370,000
Walker****	55,667

* Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price Complex.

** Effective March 4, 2021, Dr. Rouse resigned from her role as independent director of the Price Complex.

*** Effective December 31, 2021, Mr. Schreiber resigned from his role as independent director of the Price Complex.

**** Effective November 8, 2021, Ms. Walker was appointed as independent director of the Price Complex.

Directors’ Holdings in the Price Funds

The following tables set forth the Price Funds holdings of the current independent and interested directors, as of December 31, 2021.

Aggregate Holdings, Price Complex	Independent Directors
	Bazemore	Daniels*	Duncan	Gerrard	McBride	Walker**
	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None
Blue Chip Growth ETF	None	None	None	None	None	None
Dividend Growth ETF	None	None	None	None	None	None
Equity Income ETF	None	None	None	None	None	None
Growth Stock ETF	None	None	None	None	None	None
U.S Equity Research ETF (a)	—	—	—	—	—	—

* Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price Complex.

** Effective November 8, 2021, Ms.  Walker was appointed as independent director of the Price Complex.

(a) Prior to commencement of operations.

Aggregate Holdings, Price Complex	Interested Directors
	Oestreicher	Veiel
	Over $100,000	Over $100,000
Blue Chip Growth ETF	None	None
Dividend Growth ETF	None	None
Equity Income ETF	None	None
Growth Stock ETF	None	None
U.S Equity Research ETF (a)	—	—

(a) Prior to commencement of operations.

Portfolio Managers’ Holdings in the Price Funds

The following table sets forth the dollar range of equity securities beneficially owned by each Price Fund’s portfolio manager as of each Price Fund’s most recently completed fiscal year-end, unless otherwise indicated. Portfolio managers are encouraged to invest in the Price Funds they manage to align their interests with those of fund shareholders. Exceptions may arise when, for example, tax considerations, or the nature of the fund make the investment inappropriate for the portfolio manager. Holdings in the investment strategy include investments in the applicable Price Fund, as well as all investment portfolios that are managed by the same portfolio manager and have investment objectives, policies, and strategies that are substantially similar to those of the fund. Substantially similar portfolios may include mutual funds in the Price Complex (such as institutional funds), T. Rowe Price common trust funds, and non-U.S. pooled investment vehicles, such as Société d’Investissement à Capital Variable Funds (SICAVs).

Fund	Portfolio Manager	Range of Equity Securities in the Fund Beneficially Owned as of the Fund’s Last Fiscal Year-End[a]	Range of Holdings in Investment Strategy as of the Fund’s Last Fiscal Year-End[a]
Blue Chip Growth ETF	Paul Greene II	$500,001–$1,000,000	$500,001–$1,000,000
Dividend Growth ETF	Thomas J. Huber	None	Over $1,000,000
Equity Income ETF	John D. Linehan	None	Over $1,000,000
Growth Stock ETF	Joseph B. Fath	None	Over $1,000,000
U.S Equity Research ETF	Ann M. Holcomb Joshua Nelson Jason B. Polun	None $50,001–$100,000 None	Over $1,000,000 $50,001–$100,000 Over $1,000,000

(a) See table on page 2 for the fiscal year of the funds. The range of fund holdings as of the fund’s fiscal year-end is updated concurrently with each fund’s prospectus date as shown in the table on page 2.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee (as described under the “Disclosure of Fund Portfolio Information” section) and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm, or our culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the Price Funds) managed by the portfolio manager.

Assets Under Management

The following table sets forth the number and total assets of the registered investment companies, other pooled investment vehicles, and other accounts managed by the portfolio managers as of the most recent fiscal year end of the funds they manage, unless otherwise indicated. All of the assets of the funds that have multiple portfolio managers are shown as being allocated to all co-portfolio managers of those funds. There are no accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Joseph B. Fath	13	$101,842,506,139	10	$39,889,693,501	4	$2,560,841,112
Paul Greene II	10	124,663,121,837	31	45,637,068,174	6	4,376,574,125
Ann M. Holcomb	4	24,320,138,033	25	19,320,871,671	4	6,480,355,533
Thomas J. Huber	3	24,400,337,799	1	195,789,871	4	223,552,788
John D. Linehan	19	43,895,590,152	31	22,516,562,245	13	3,041,321,407
Joshua Nelson	0	—	0	—	0	—
Jason Benjamin Polun	5	24,496,277,717	22	27,791,491,318	6	6,504,427,626

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. Also, as disclosed under the “Portfolio Manager Compensation” section, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager. Please see the “Portfolio Transactions” section of this SAI for more information about our brokerage and trade allocation policies.

The Price Funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on funds, including the Price Funds. T. Rowe Price acts as subadvisor to two mutual funds offered by Morningstar. T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Additional potential conflicts may be inherent in our use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.

In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates, or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.

Conflicts such as those described above may also occur between clients on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. In addition, certain regulatory restrictions may prohibit clients of T. Rowe Price or its affiliates from investing in certain companies because of the applicability of certain laws and regulations to T. Rowe Price, its affiliates, or the Price Funds. T. Rowe Price or its affiliates’ willingness to negotiate terms or take actions with respect to an investment for its clients may be directly or indirectly, constrained or impacted to the extent that an affiliate or the Price Funds and/or their respective directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investments.

Investment personnel are mindful of potentially conflicting interests of our clients with investments in different parts of an issuer’s capital structure and take appropriate measures to ensure that the interests of all clients are fairly represented.

PRINCIPAL HOLDERS OF SECURITIES

As of March 31, 2022, although the funds do not have information concerning their beneficial ownership held in the names of DTC Participants, the names, addresses, and percentage ownership of each DTC Participant that owned of record 5% or more of outstanding shares of the funds are listed below.

FUND	SHAREHOLDER	%
BLUE CHIP GROWTH ETF	CITIGROUP GLOBAL MARKETS INC.	6.26
	388 GREENWICH STREET
	NEW YORK, NY 10013

	CHARLES SCHWAB & CO., INC.	23.48
	2423 E LINCOLN DRIVE
	PHOENIX, AZ 85016-1215

	NATIONAL FINANCIAL SERVICES LLC	11.61
	499 WASHINGTON BLVD
	JERSEY CITY, NJ 07310

	PERSHING LLC	13.99
	ONE PERSHING PLAZA
	JERSEY CITY, NJ 07399

	TD AMERITRADE CLEARING, INC.	30.62(a)
	200 S 108TH AVE
	OMAHA, NE 68154-2631
DIVIDEND GROWTH ETF	CITIGROUP GLOBAL MARKETS INC.	15.48

	CHARLES SCHWAB & CO., INC.	14.69

	NATIONAL FINANCIAL SERVICES LLC	12.84

	PERSHING LLC	19.07

	TD AMERITRADE CLEARING, INC.	26.56(a)

FUND	SHAREHOLDER	%
EQUITY INCOME ETF	CITIGROUP GLOBAL MARKETS INC.	29.27(a)

	CHARLES SCHWAB & CO., INC.	18.53

	NATIONAL FINANCIAL SERVICES LLC	15.03

	PERSHING LLC	18.47

	TD AMERITRADE CLEARING, INC.	10.89
GROWTH STOCK ETF	CITIGROUP GLOBAL MARKETS INC.	36.81(a)

	CHARLES SCHWAB & CO., INC.	23.21

	NATIONAL FINANCIAL SERVICES LLC	10.20

	PERSHING LLC	12.72

	TD AMERITRADE CLEARING, INC.	7.27
U.S. EQUITY RESEARCH ETF	CITIGROUP GLOBAL MARKETS INC.	67.80(a)

	CHARLES SCHWAB & CO., INC.	9.60

	PERSHING LLC	13.55
(a)	At the level of ownership indicated, the shareholder may be able to determine the outcome of any matters affecting a fund or one of its classes that are submitted to shareholders for vote.

The directors, their immediate family members, and executive officers, as a group, owned less than 1% of each fund’s voting securities outstanding as of March 31, 2022.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the fund. An Authorized Participant may hold of record more than 25% of the outstanding shares of a fund. From time to time, Authorized Participants may be a beneficial and/or legal owner of a fund, may be deemed to have control of the fund, and/or may be able to affect the outcome of matters presented for a vote of the shareholders of the fund. Authorized Participants may execute an irrevocable proxy granting the Distributor or a delegate (Agent) power to vote or abstain from voting such Authorized Participant’s beneficially or legally owned shares of a fund. In such cases, the Agent shall mirror vote (or abstain from voting) such shares in the same proportion as all other beneficial owners of a fund.

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENTS

T. Rowe Price is the investment adviser for all of the Price Funds and has executed an Investment Management Agreement with each fund. For certain Price Funds, T. Rowe Price has entered into an investment subadvisory agreement with Price Hong Kong and/or Price Investment Management. T. Rowe Price, Price Hong Kong, and Price Investment Management are hereinafter referred to collectively as “Price Advisers.” Price International is a wholly owned subsidiary of T. Rowe Price. Price Hong Kong is a wholly owned subsidiary of Price International. Price Investment Management is a wholly-owned subsidiary of T. Rowe Price.

Investment Management Services

Under the Investment Management Agreement for each fund, T. Rowe Price is responsible for supervising and overseeing investments of the funds in accordance with the fund’s investment objective, programs, and restrictions as provided in the fund’s prospectus and this SAI. In addition, T. Rowe Price provides the funds with certain corporate administrative services, including: maintaining the funds’ corporate existence and corporate records; registering and qualifying fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the funds; maintaining liaison with the agents employed by the funds such as the funds’ custodians, fund accounting vendor, and transfer agent; assisting the funds in the coordination of such agents’ activities; and permitting employees to serve as officers, directors, and committee members of the funds without cost to the funds. For those Price Funds for which T. Rowe Price has not entered into a subadvisory agreement, T. Rowe Price is responsible for making discretionary investment decisions on behalf of the funds and is generally responsible for effecting security transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

The Investment Management Agreement also provides that T. Rowe Price, and its directors, officers, employees, and certain other persons performing specific functions for the funds, will be liable to the funds only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. The subadvisory agreement has a similar provision limiting the liability of the investment subadviser for errors, mistakes, and losses other than those caused by its willful misfeasance, bad faith, or gross negligence.

Under the Investment Management Agreement (and subadvisory agreement, if applicable), the adviser is permitted to utilize the services or facilities of others to provide them or the funds with statistical and other factual information; advice regarding economic factors and trends; advice as to occasional transactions in specific securities; and such other information, advice, or assistance as necessary, appropriate, or convenient for the discharge of their obligations under the Investment Management Agreement (and subadvisory agreement, if applicable) or otherwise helpful to the funds.

Control of Investment Adviser

T. Rowe Price Group, Inc. (Group), is a publicly owned company and owns 100% of the stock of T. Rowe Price, which in turn owns 100% of Price International, which in turn owns 100% of Price Hong Kong. Group was formed in 2000 as a holding company for the T. Rowe Price-affiliated companies.

Management Fees

The funds pay T. Rowe Price a single annual investment management fee in monthly installments of the amount listed below based on the average daily net assets of the fund.

Fund	Fee %
T. Rowe Price Blue Chip ETF	0.57
T. Rowe Price Dividend Growth ETF	0.50
T. Rowe Price Equity Income ETF	0.54
T. Rowe Price Growth Stock ETF	0.52
T. Rowe Price U.S. Equity Research ETF	0.34

The Investment Management Agreement between each fund and T. Rowe Price provides that T. Rowe Price will pay all expenses of the fund’s operations except for (i) interest and borrowing expenses; (ii) taxes; (iii) all brokerage fees and commissions (including dealer markups and spreads), transfer taxes and other charges incident to the purchase sale, or lending of the fund’s portfolio holdings; (iv) expenses incident to meetings of fund shareholders and the associated preparation, filing, and mailing of associated notices and proxy statements; and (v) any nonrecurring and extraordinary expenses, including the costs of actions, suits, or proceedings to which the fund is a party and the expenses the fund may incur as a result of its legal obligation to provide indemnification to its officers, directors, shareholders, distributors, and agents.

The fee is paid monthly to T. Rowe Price on the first business day of the next succeeding calendar month and is the sum of the daily fee accruals for each month. The daily fee accrual for any particular day is calculated by multiplying the fraction of one over the number of calendar days in the year by the appropriate fee. The product of this calculation is multiplied by the net assets of the relevant fund for that day, as determined in accordance with the fund’s prospectus as of the close of business on the previous business day on which the fund was open for business.

Investment Subadvisory Agreements

Pursuant to each of the subadvisory agreement(s) that T. Rowe Price has entered into on behalf of a Price Fund, T. Rowe Price may pay the investment subadviser up to 60% of the management fee that T. Rowe Price receives from that fund.

Management Fee Compensation

The following table sets forth the total management fees, if any, paid to the Investment Managers by each fund, during the fiscal years indicated:

Fund	Fiscal Year Ended
	12/31/21	12/31/20
Blue Chip Growth ETF	$954,000	$77,000
Dividend Growth ETF	382,000	46,000
Equity Income ETF	237,000	40,000
Growth Stock ETF	206,000	43,000
U.S. Equity Research ETF	37,000	(a)

(a) Prior to commencement of operations.

Management Related Services

Pursuant to an agreement between T. Rowe Price and State Street Bank and Trust Company (State Street), State Street provides certain accounting services for the benefit of the Price Funds. T. Rowe Price, under a separate agreement with the Price Funds, provides different accounting services to the funds as well as oversight of State Street. All accounting fees are included in the management fee.

Pursuant to an agreement between T. Rowe Price and BNY Mellon, BNY Mellon provides a variety of non-discretionary portfolio accounting and investment operations functions, including but not limited to trade support, security pricing unrelated to fair valuation, non-discretionary aspects of corporate actions, and collateral management functions, to T. Rowe Price for the Price Funds. The fees paid by T. Rowe Price to BNY Mellon under this agreement are included in the management fee.

Additional Payments to Financial Intermediaries and Other Third Parties

T. Rowe Price or its affiliates will, at their own expense and out of their own profits, provide additional compensation to certain financial intermediaries such as broker-dealers, registered investment advisers, and banks. These payments may be in the form of asset-based, transaction-based, or fixed-dollar payments in connection with the sale, distribution, marketing, and/or servicing of the Price Funds, commonly referred to as revenue-sharing (collectively, “Additional Compensation”). The categories of Additional Compensation are described below. These categories are not mutually exclusive, and T. Rowe Price or its affiliates may pay Additional Compensation for other types of services in the future. The same financial intermediaries may receive payments under one or more categories.

Marketing Support Payments T. Rowe Price or its affiliates will pay Additional Compensation for sales and marketing support activities to certain financial intermediaries in connection with their efforts to educate financial professionals and provide services that may facilitate, directly or indirectly, investment in the Price Funds. A financial intermediary’s marketing support services may include business planning assistance; advertising; educating financial intermediary personnel about the Price Funds and shareholder financial planning needs; placement on the financial intermediary’s sales platform; inclusion on commission-free fund list or preferred funds list; periodic sales reporting and data on the Price Funds; and access to sales meetings, sales representatives, and management representatives of the financial intermediary. T. Rowe Price or its affiliates compensate financial intermediaries differently depending upon, among other factors, sales and asset levels, redemption rates and their level, and/or the type of marketing and educational activities provided by the financial intermediary.

Conference Support Payments Additional Compensation will include financial assistance to financial intermediaries that enable employees of T. Rowe Price or its affiliates to participate in and/or present at conferences or seminars, sales or training programs, client and investor events, co-operative advertising, newsletters, and other events. Additional Compensation amounts may vary depending upon the nature of the event. T. Rowe Price or its affiliates routinely sponsor and pay Additional Compensation in connection with due diligence meetings during which attendees receive updates on various Price Funds and are afforded the opportunity to speak with investment professionals, including portfolio managers. To the extent permitted by their firm’s policies and procedures, registered representatives’ expenses in attending these meetings, including lodging and transportation, may be covered by T. Rowe Price or its affiliates.

Administrative and Processing Support Payments T. Rowe Price provides Additional Compensation to financial intermediaries that will contribute to the costs of providing certain reporting and data processing services; eliminate certain transaction expenses, such as commissions for purchases or sales; and contribute to costs for ancillary services, such as setting up Price Funds on an intermediary’s trading system/platform.

In addition, T. Rowe Price has a long-term strategic relationship with Charles Schwab & Co., Inc. (Schwab). Under this arrangement, T. Rowe Price will pay Additional Compensation in the form of asset-based payments to Schwab in exchange for Schwab, among other services, promoting certain Price Funds to Schwab’s retail clients and clients of investment advisors that custody assets at Schwab, including on schwab.com and other digital properties, access to Schwab representatives and advisors that custody their clients’ assets at Schwab and for the provision of additional marketing support opportunities.

The receipt of, or the prospect of receiving, Additional Compensation from T. Rowe Price and its affiliates may influence intermediaries, plan sponsors, and other third parties to offer or recommend Price Funds over other investment options for which an intermediary does not receive similar compensation (or receives lower levels of additional compensation). In addition, financial intermediaries that receive Additional Compensation may elevate the prominence of the Price Funds by, for example, placing the Price Funds on a list of preferred or recommended funds and/or provide preferential or enhanced opportunities to promote the Price Funds in various ways. Additional Compensation amounts are not paid by a fund directly; these arrangements do not increase fund expenses and will not change the price that an investor pays for shares of the Price Funds or the amount that a Price Fund receives to invest on behalf of an investor. However, T. Rowe Price’s revenues or profits may in part be derived from fees earned for services provided to and paid for by the Price Funds. Investors or prospective investors in the Price Funds should ask their financial intermediary for more information about any Additional Compensation it receives from T. Rowe Price or its affiliates.

DISTRIBUTOR FOR THE FUNDS

Investment Services, a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price, serves as distributor for all Price Funds on a continuous basis. Investment Services is registered as a broker-dealer under the 1934 Act and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA).

Investment Services is located at the same address as the funds and T. Rowe Price: 100 East Pratt Street, Baltimore, Maryland 21202.

Investment Services serves as distributor to the Price Funds, pursuant to an Underwriting Agreement (Underwriting Agreement), which provides that Investment Services will pay, or will arrange for others to pay, fees and expenses in connection with printing and distributing prospectuses and reports for use in offering and selling fund shares; preparing, setting in type, printing, and mailing all sales literature and advertising; Investment Services’ federal and state registrations as a broker-dealer; and offering and selling shares for each fund. Investment Services’ expenses are paid by T. Rowe Price.

Investment Services acts as the agent of the funds, in connection with the sale of fund shares in the various states in which Investment Services is qualified as a broker-dealer. Under the Underwriting Agreement, Investment Services accepts orders for fund shares at NAV. No sales charges are paid by investors or the funds, and no compensation is paid to Investment Services.

CONTINUOUS OFFERING

Any investor or Authorized Participant should be aware of certain legal risks that are unique to investors that purchase Creation Units directly from the funds. Shares may be issued on an ongoing basis. Therefore, a “distribution” of shares could be occurring at any point in time. Certain activities that you perform as a dealer could, depending on the circumstances, result in you being deemed a participant in any distribution, such that it may render you a statutory underwriter and could subject you to the prospectus delivery and liability provisions of the 1933 Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares.

Dealers who are not “underwriters” but participate in a distribution (as opposed to engaging in ordinary transactions on the secondary market), and thus deal with shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the 1933 Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the 1933 Act.

The determination of whether a person is a statutory underwriter or may avail itself to certain relief or exemption under the 1933 Act or the 1934 Act depends on all the facts and circumstances relating to a person and his or her planned and actual activities. Any example mentioned herein should not be considered a complete account of all the activities that may cause a person to be deemed a statutory underwriter or any exemptive relief that may or may not be available for any person.

PORTFOLIO TRANSACTIONS

Investment or Brokerage Discretion

Decisions with respect to the selection, purchase, and sale of portfolio securities on behalf of the funds are made by Price Advisers. Price Advisers is responsible for implementing these decisions for the funds, including, where applicable, the negotiation of commissions, the allocation of portfolio brokerage and principal business, and the use of affiliates to assist in routing orders for execution. Price Advisers may delegate actual trade execution to the trading desks of affiliated investment advisers and may use these affiliated investment advisers for certain other trading-related services.

Broker-Dealer Selection

With respect to equity, fixed income, and derivative transactions and subject to the investment limitations of each fund, Price Advisers may effect principal transactions on behalf of a fund with a broker-dealer that furnishes brokerage and, in certain cases, research services; designate a broker-dealer to receive selling concessions, discounts, or other allowances, and otherwise deal with a broker-dealer in the acquisition of securities in underwritings.

Fixed Income Securities

The funds may invest in fixed income instruments as specified in this SAI. The funds may invest in repurchase agreements, which are fixed income securities. In purchasing and selling fixed income securities, Price Advisers ordinarily places transactions with the issuer or a broker-dealer acting as principal for the securities on a net basis, with no stated brokerage commission being paid by the client, although the price usually reflects undisclosed compensation to the broker-dealer. Fixed income transactions may also be placed with underwriters at prices that include underwriting fees. Fixed income transactions through broker-dealers reflect the spread between the bid and asked prices.

Foreign Currency Transactions

Subject to the investment limitations of each fund, Price Advisers may engage in foreign currency transactions (FX) to facilitate trading in or settlement of trades in foreign securities. Price Advisers may use FX when seeking to manage exposure to or profit from changes in interest or exchange rates, to protect the value of portfolio securities, or to facilitate cash management. Price Advisers selects broker-dealers that it believes will provide best execution on behalf of the funds and other investment accounts that it manages, frequently via electronic platforms. To minimize transaction costs, certain FX trading activity may be aggregated across accounts, including the funds, but each account’s trade is individually settled with the counterparty.

Equity Securities

Subject to the investment limitations of each fund, in purchasing and selling equity securities, Price Advisers seeks to obtain best execution at favorable security prices through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. However, under certain conditions, higher brokerage commissions may be paid to broker-dealers providing brokerage and research services to Price Advisers than might be paid to other broker-dealers in accordance with Section 28(e) under the 1934 Act (Section 28(e)) and subsequent guidance from regulators.

In selecting broker-dealers to execute the funds’ portfolio transactions, consideration is given to such factors as the (i) liquidity of the security; (ii) the size and difficulty of the order; (iii) the speed and likelihood of execution and settlement; (iv) the reliability, integrity, and creditworthiness, general execution, and operational capabilities of competing broker-dealers and services provided; and (v) expertise in particular markets. It is not the policy of Price Advisers to seek the lowest available commission rate where it is believed that a broker-dealer charging a higher commission rate would offer greater reliability or provide better pricing or more efficient execution. Therefore, Price Advisers pays higher commission rates to broker-dealers that are believed to offer greater reliability, better pricing, or more efficient execution.

Best Execution

T. Rowe Price’s Global Trading Committee (GTC) oversees the brokerage allocation and trade execution policies for Price Advisers. The GTC is supported by the equity and fixed income best execution subcommittees in monitoring Price Advisers compliance with the execution policy. The execution policy requires Price Advisers to execute trades consistent with the principles of best execution, which requires an adviser to take all sufficient steps to obtain the best possible result for the funds taking into account various factors.

Research Benefits

T. Rowe Price believes that original in-house research is the primary driver of value-added active management. Although research created or developed by a broker-dealer or its affiliate and research created or developed by an independent third party is an important component of the Price Advisers’ investment approach, the Price Advisers relies primarily upon its own research and subject any outside research to internal analysis before incorporating it into the investment process.

The Price Advisers may use equity brokerage commissions in connection with securities transactions consistent with Section 28(e) and other relevant regulatory guidance to acquire brokerage services from broker-dealers. Section 28(e) permits an investment adviser to cause an account to pay a higher commission to a broker-dealer that provides research services than the commission another broker-dealer would charge, provided the adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage services provided. An adviser may make this good faith determination based upon either the particular transaction involved or the overall responsibilities of the adviser with respect to the accounts over which it exercises investment discretion.

T. Rowe Price bears the cost of research services for all Price Funds. For certain Price Funds, T. Rowe Price continues to use equity brokerage commissions from client transactions through commission-sharing arrangements (consistent with Section 28(e)) to compensate certain U.S. broker-dealers for research services. However, we voluntarily reimburse those Price Funds for any amount collected into the commission-sharing arrangements.

Price Adviser acquire proprietary research from broker-dealers who also provide trade execution, clearing settlement, and/or other services. Research received from broker-dealers or independent third-party research providers generally includes information on the economy; industries; groups of securities; individual companies; statistical information; accounting and tax law interpretations; political developments; legal developments affecting portfolio securities; technical market action; pricing and appraisal services; credit analysis; currency and commodity market analysis; risk measurement analysis; performance analysis; and analysis of corporate; environmental, social, and governance responsibility issues.

Research services are received in the form of written reports; computer-generated data; telephone contacts; investment conferences; bespoke services; financial models; and personal meetings with security analysts, market specialists, corporate and industry executives, and other persons. Research may also include access to unaffiliated individuals with expertise in various industries, businesses, or other related areas, including use of expert referral networks that provide access to industry consultants, vendors, and suppliers. The Price Advisers may use a limited number of expert networks.

Each Price Adviser generally pays for data subscriptions, investment technology tools and other specialized services to assist with the investment process directly from its own resources. Each Price Adviser also pays for fixed income research and services directly from its own resources where feasible or required.

Allocation of Brokerage Business

Each Price Adviser has a policy of not pre-committing a specific amount of business to any broker-dealer over any specific period. Each Price Adviser makes brokerage placement determinations, as appropriate, based on the needs of a specific transaction such as market-making, availability of a buyer for or seller of a particular security, or specialized execution skills. Each Price Adviser may choose to allocate brokerage among several broker-dealers able to meet the needs of the transaction. Allocation of brokerage business is monitored on a regularly scheduled basis by appropriate personnel and the GTC.

Each Price Adviser may have brokerage relationships with broker-dealers that are, or are an affiliate of, clients that have appointed the Price Adviser or an affiliate to serve as investment adviser, trustee, or recordkeeper. Each Price Adviser also has other relationships with or may own positions in the publicly traded securities of the broker-dealers with which we transact with or on behalf of its clients.

Evaluating the Overall Reasonableness of Brokerage Commissions Paid

On a continuing basis, Price Advisers seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of funds and other institutional clients. In evaluating the reasonableness of commission rates, Price Advisers may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business conducted with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) rates paid by other institutional investors based on available public information; and (h) research provided by the broker-dealer.

Commission Recapture

Currently, Price Advisers does not recapture commissions, underwriting discounts, or selling-group concessions for equity or fixed income securities acquired in underwritten offerings. Price Advisers may, however, designate a portion of the underwriting spread to broker-dealers that participate in the offering.

Block Trading/Aggregated Orders/Order Sequencing

Because certain investment vehicles (including the funds) managed by Price Advisers and other affiliated investment advisers have similar investment objectives and programs, investment decisions may be made that result in the simultaneous purchase or sale of securities. As a result, the demand for, or supply of, securities may increase or decrease, which could have an adverse effect on prices. Aggregation of orders may be a collaborative process between trading and portfolio management staff. Price Advisers’ and other affiliated investment advisers’ policy is not to favor one client over another in grouping orders for various clients.

The grouping of orders could at times result in more or less favorable prices. In certain cases, where the aggregated order is executed in a series of transactions at various prices on a given day, each participating investment vehicle’s proportionate share of grouped orders reflects the average price paid or received. The Price Advisers may include orders on behalf of Price Funds and other clients and products advised by Price Advisers and its affiliates, including the non-profit entities T. Rowe Price Foundation, Inc., the T. Rowe Price Program for Charitable Giving, Inc., employee stock for certain Retirement Plan Services relationships, and T. Rowe Price and its affiliates’ proprietary investments, in its aggregated orders.

Price Advisers and other affiliated investment advisers have developed written trade allocation guidelines for their trading desks. Generally, when the amount of securities available in a public or initial offering or the secondary markets is insufficient to satisfy the volume for participating clients, Price Advisers and other affiliated investment advisers will make pro-rata allocations based upon the relative sizes of the participating client orders or the relative sizes of the participating client portfolios depending upon the market involved, subject to portfolio manager and trader input. For example, a portfolio manager may choose to receive a non-pro-rata allocation to comply with certain client guidelines, manage anticipated cash flows, or achieve the portfolio manager’s long-term vision for the portfolio. Each investment vehicle (including the Price Funds) receives the same average share price of the securities for each aggregated order. Because a pro-rata allocation may not always accommodate all facts and circumstances, the guidelines provide for adjustments to allocation amounts in certain cases. For example, adjustments may be made: (i) to eliminate de minimis positions or to satisfy minimum denomination requirements; (ii) to give priority to accounts with specialized investment policies and objectives; and (iii) to allocate in light of a participating portfolio’s characteristics, such as available cash, industry or issuer concentration, duration, and credit exposure. Such allocation processes may result in a partial execution of a proposed purchase or sale order.

Price Advisers and other affiliated investment advisers employs certain guidelines in an effort to ensure equitable distribution of investment opportunities among clients of the firm, which may occasionally serve to limit the participation of certain clients in a particular security, based on factors such as client mandate or a sector- or industry-specific investment strategy or focus. For example, accounts that maintain a broad investment mandate may have less access than targeted investment mandates to certain securities (e.g., sector-specific securities) where the relevant adviser does not receive a fully filled order (e.g., certain IPO transactions) or where aggregate ownership of such securities is approaching firm limits.

Also, for certain types of investments, most commonly private placement transactions, conditions imposed by the issuer may limit the number or type of clients allowed to participate or number of shares offered to Price Advisers and other affiliated investment advisers.

The Price Advisers have developed written trade sequencing and execution guidelines that it believes are reasonably designed to provide the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. The policies and procedures are intended to mitigate conflicts of interest when: (i) trading both long and short in the same security; and (ii) shorting a security that is held by other accounts managed by the Price Advisers that are not simultaneously transacting in the security. Notwithstanding the application of the Price Advisers’ policies and procedures, it may not be possible to mitigate all conflicts of interest when transacting both long and short in the same security; therefore, there is a risk that one transaction will be completed ahead of the other transaction, that the pricing may not be consistent between long and short transactions, or that a long or short transaction may have an adverse impact on the market price of the security being traded.

Miscellaneous

The brokerage allocation policies for Price Advisers are generally applied to all of its fully discretionary accounts, which represent a substantial majority of all assets under management. Research services furnished by broker-dealers through which Price Advisers effects securities transactions may be used in servicing all accounts (including non-Price Funds) managed by Price Advisers. Therefore, research services received from broker-dealers that execute transactions for a particular fund will not necessarily be used by Price Advisers in connection with the management of that fund. The Price Funds do not allocate business to any broker-dealer on the basis of its sales of the funds’ shares. However, this does not mean that broker-dealers that purchase fund shares for their clients will not receive business from the fund.

Price Advisers may give advice and take action for clients, including the funds, that differs from advice given or the timing or nature of action taken for other clients. Price Advisers is not obligated to initiate transactions for clients in any security that its principals, affiliates, or employees may purchase or sell for their own accounts or for other clients.

Purchase and sale transactions may be effected directly among and between non-ERISA client accounts (including affiliated mutual funds), provided no commission is paid to any broker-dealer, the security traded has readily available market quotations, and the transaction is effected at the independent current market price.

The GTC is responsible for developing brokerage policies, monitoring their implementation, and resolving any questions that arise in connection with these policies for Price Advisers.

Price Advisers has established a general investment policy that it will ordinarily not make additional purchases of a common stock for its clients (including the funds) if, as a result of such purchases, 10% or more of the outstanding common stock of the issuer would be held by clients in the aggregate. Approval may be given for aggregate ownership up to 20%, and in certain instances, higher amounts. All aggregate ownership decisions are reviewed by the appropriate oversight committee. For purposes of monitoring both of these limits, securities held by clients and clients of affiliated advisers are included.

Total Brokerage Commissions

The funds’ bond investments are generally purchased and sold through principal transactions, meaning that a fund normally purchases bonds directly from the issuer or a primary market-maker acting as principal for the bonds, on a net basis. As a result, there is no explicit brokerage commission paid on these transactions, although purchases of new issues from underwriters of bonds typically include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market-makers typically include a dealer’s markup (i.e., a spread between the bid and the asked prices). Explicit brokerage commissions are paid, however, in connection with opening and closing out futures positions. In addition, the funds do not incur any brokerage commissions when buying and selling shares of other Price Funds or another open-end mutual fund that is not exchange-traded, although a fund will pay brokerage commissions if it purchases or sells shares of an exchange-traded fund.

The following table shows the approximate total amount of brokerage commissions paid by each fund for the fiscal years indicated.

Fund	Fiscal Year Ended
	12/31/21	12/31/20
Blue Chip Growth ETF	$14,211.59	$1,663.15
Dividend Growth ETF	2,515.61	1,167.93
Equity Income ETF	5,798.77	2,550.04
Growth Stock ETF	2,724.11	1,207.70
U.S. Equity Research ETF	1,710.77	(a)

(a) Prior to commencement of operations.

Fund Holdings in Securities of Brokers and Dealers

The following lists each fund’s holdings in securities of its regular brokers and dealers as of the end of the fiscal year indicated.

(Amounts in 000s)

Blue Chip Growth ETF

	Fiscal Year Ended 12/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Goldman Sachs	$2,674,407	—

Dividend Growth ETF

	Fiscal Year Ended 12/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	$1,347,780
Goldman Sachs	613,610
JPMorgan Chase	2,274,856	—
Morgan Stanley	1,596,474	—

Equity Income ETF

	Fiscal Year Ended 12/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	$321,707	—
Citigroup	181,170
Goldman Sachs	677,879	—
JPMorgan Chase	339,027	—
Morgan Stanley	568,935	—

U.S. Equity Research ETF

	Fiscal Year Ended 12/31/21
Brokers	Value of Stock Holdings	Value of Bond Holdings
Bank of America	$209,014	—
Citigroup	84,606
Goldman Sachs	126,242	—
JPMorgan Chase	73,316	—
Morgan Stanley	75,289	—
Wells Fargo	304,385
PORTFOLIO TURNOVER

The portfolio turnover rates for the funds for the fiscal years indicated are as follows:

Fund	Fiscal Year Ended
	12/31/21	12/31/20
Blue Chip Growth ETF	51.7%	21.0%
Dividend Growth ETF	12.1	6.7
Equity Income ETF	24.5	9.0
Growth Stock ETF	37.9	15.8
U.S. Equity Research ETF	13.0	(a)

(a) Prior to commencement of operations.

SECURITIES LENDING ACTIVITIES

State Street Bank and Trust Company (“State Street Bank”, or the “Agent”) serves as a custodian and securities lending agent for the Price Funds. As the securities lending agent, it administers the funds’ securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Price Funds and the Agent.

The Agent is responsible for making securities from each fund’s portfolio available to approved borrowers. The Agent is also responsible for the administration and management of each fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required cash collateral is delivered by the borrower(s), arranging for the investment of cash collateral received from borrowers in accordance with the investment vehicle approved by the fund’s Board, and arranging for the return of loaned securities to the fund in accordance with the funds’ instruction or at loan termination. As compensation for its services, the Agent receives a portion of the amount earned by each fund for lending securities.

The funds did not participate in the securities lending program and thus did not earn any income from securities lending nor pay any fees to the Agent during the prior fiscal year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202, is the independent registered public accounting firm to the funds.

The financial statements and Report of Independent Registered Public Accounting Firm of the funds included in each fund’s annual report, when available, are incorporated into this SAI by reference. A copy of the annual report, when available, of each fund with respect to which an inquiry is made will accompany this SAI.

PART II – TABLE OF CONTENTS

PART II

Part II of this SAI describes risks, policies, and practices that apply to the Price Funds.

INVESTMENT OBJECTIVES AND POLICIES

The following information supplements the discussion of the funds’ investment programs and policies discussed in the funds’ prospectuses. You should refer to each fund’s prospectus to determine the types of holdings in which the fund primarily invests. You will then be able to review additional information set forth herein on those types of holdings and their risks, as well as information on other holdings in which the fund may occasionally invest.

The investment objective of each fund is a nonfundamental policy that the Board may change without approval by shareholders upon 60 days’ written notice to shareholders. If there is a change in the investment objective(s) of a fund, the fund’s shareholders should consider whether the fund remains an appropriate investment in light of then-current needs.

Unless otherwise specified, the investment programs and restrictions of the funds are not fundamental policies. Each fund’s operating policies are subject to change by the Board without shareholder approval. The funds’ fundamental policies may not be changed without the approval of at least a majority of the outstanding shares of the fund or, if it is less, 67% of the shares represented at a meeting of shareholders at which the holders of more than 50% of the shares are represented.

INVESTMENT STRATEGIES, RISKS, AND PRACTICES

Portfolio managers have considerable discretion in choosing investment strategies and selecting securities they believe will help achieve the fund’s objective. However, in seeking to meet its investment objective, the funds may invest only in instruments that trade on a national securities exchange and only invest in certain types of instruments as well as cash and cash equivalents. The funds will only invest in exchange-traded common stocks, excluding penny stocks; exchange-traded preferred stocks; common stocks listed on a foreign exchange that trade on such exchange synchronously with the applicable fund’s shares; other ETFs; exchange-traded notes; exchange-traded American Depositary Receipts (ADRs); exchange-traded real estate investment trusts; exchange-traded commodity pools; exchange-traded metals trusts; exchange-traded currency trusts; and exchange-traded futures contracts that trade synchronously with the fund’s shares; cash; short-term U.S. Treasury securities; government money market funds; and repurchase agreements. The funds may not borrow for investment purposes or hold short positions. The funds may not purchase any securities that are illiquid investments (as defined in Rule 22e-4(a)(8) under the 1940 Act) at the time of purchase. The Proxy Portfolio of each fund will be subject to the same limitations.

Equity Securities

Common and Preferred Stock

The funds may invest in domestic common stocks, excluding penny stocks, and preferred stocks that are traded on an exchange. Common and preferred stocks both represent an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, while preferred stock does not ordinarily carry voting rights. In the event an issuer is liquidated or declares bankruptcy, the claims of secured and unsecured creditors and owners of bonds take precedence over the claims of those who own preferred stock, and the owners of preferred stock take precedence over the claims of those who own common stock.

Although owners of common stock are typically entitled to receive any dividends on such stock, owners of common stock participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow.

Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating or nonparticipating, or adjustable rate. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock, while a passed dividend on noncumulative preferred stock is generally gone forever. Participating preferred stock may be entitled to a dividend exceeding the declared dividend in certain cases, while nonparticipating preferred stock is limited to the stipulated dividend. Adjustable rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in certain interest rates. Convertible preferred stock is exchangeable for a specified number of common stock shares and is typically more volatile than nonconvertible preferred stock, which tends to behave more like a bond.

The funds may make equity investments in companies through initial public offerings. Stocks may also be purchased on a “when issued” basis, which is used to refer to a security that has not yet been issued but that will be issued in the future. The term may be used for new stocks and stocks that have split but have not yet started trading.

The market prices of equity securities owned by the fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Rights and Warrants

The funds may not invest in warrants and rights. However, such securities may be conferred as part of a corporate action of an eligible security. In such event, the security will be disposed of within a reasonable timeframe and in a manner that avoids harm to the fund. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Rights and warrants can be highly volatile and have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants differ from call options in that they are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone.

Debt Securities

The funds may invest in exchange-traded notes and short-term U.S. Treasury obligations.

Bills, notes, bonds, and other debt securities issued by the U.S. Treasury and backed by the full faith and credit of the U.S. government. These are direct obligations of the U.S. government and differ mainly in the length of their maturities. U.S. Treasury obligations may also include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (STRIPS), as well as Treasury inflation protected securities (TIPS) whose principal value is periodically adjusted according to the rate of inflation.

Yields on short-term debt securities are dependent on a variety of factors, including the general conditions of the money or bond markets; the size of a particular offering; the maturity of the obligation; and the credit rating of the issue. Debt securities with longer maturities tend to carry higher yields and are generally subject to greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. The ability of funds investing in debt securities to achieve their investment objectives is also dependent on the continuing ability of the issuers of the debt securities in which the funds invest to meet their obligations for the payment of interest and principal when due.

After purchase by the funds, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by the funds. Neither event will require a sale of such security by the funds. However, such events will be considered in determining whether the funds should continue to hold the security. To the extent that the ratings given by Moody’s, S&P, or others may change as a result of changes in such organizations or their rating systems, the funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the prospectus. The ratings of Moody’s, S&P, and others represent their opinions as to the quality of securities that they undertake to rate. Ratings are not absolute standards of quality. When purchasing unrated securities, T. Rowe Price, under the supervision of the funds’ Board, determines whether the unrated security is of a quality comparable to that which the funds are allowed to purchase.

Securities backed by the full faith and credit of the United States (for example, U.S. Treasury securities) are generally considered to be among the most, if not the most, creditworthy investments available. While the U.S. government has honored its credit obligations continuously for the last 200 years, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented, and there is no way to predict its impact on the securities markets or the funds. However, it is very likely that default by the United States would result in losses to the funds.

Exchange-traded notes (ETNs) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the funds characterize and treat ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be less liquid than other securities and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form. The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Foreign Securities

Each fund may invest in common stocks listed on a foreign exchange where the primary trading session is synchronous with the primary trading session with the fund’s shares. The funds may also invest in ADRs and ETFs that invest in foreign securities. Foreign securities include both U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.

The funds’ foreign common stock may be issued by companies that are organized under the laws of countries other than the U.S. They also include securities issued by companies whose principal trading market is in a country other than the U.S. and companies that derive a significant portion of their revenue or profits from foreign businesses, investments, or sales or that have a majority of their assets outside the United States. Foreign securities markets generally are not as developed or efficient as those in the United States.

Investing in foreign securities, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Certain of these risks are inherent in any investing in foreign securities, while others relate more to the countries and regions in which the funds may invest.

The funds may also invest in ADRs issued by a U.S. financial institution (a “depositary”) that evidence ownership in a security or pool of securities issued by a foreign issuer that have been deposited with the depositary. Each ADR is registered under the 1933 Act on Form F-6. ADRs in which a fund may invest will trade on an exchange. ADRs represent interests in a company’s securities that have been deposited with a bank or trust. For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. An advantage of ADRs is that investors do not have to buy shares through the issuing company’s home exchange, which may be difficult or expensive. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely. ADRs are subject to many of the same risks associated with investing directly in foreign securities. For purposes of a fund’s investment policies, investments in depositary receipts are deemed to be investments in the underlying securities. For example, an ADR representing ownership of common stock will be treated as common stock.

The funds may invest in other open-end investment companies, including ETFs and government money market funds, that have been authorized by the governments of certain countries specifically to permit foreign investment in securities of companies listed and traded on the stock exchanges in these respective countries. Investment in these funds is subject to the provisions of the 1940 Act. If a fund invests in such funds, shareholders will bear not only their proportionate share of the expenses of the fund (including operating expenses and the fees of the investment manager), but will also indirectly bear similar expenses of the underlying investment funds. In addition, the securities of these investment funds may trade at a premium (or discount) over their NAV.

To facilitate trade settlement and related activities in non-U.S. securities transactions, the fund may effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions may be effected on behalf of funds by parties other than Price Associates or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Risks associated with foreign securities include:

• Political, Social, and Economic Risks Foreign investments involve risks unique to the local political, economic, tax, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. The economies of many of the countries in which the funds may invest are not as developed as the U.S. economy, and individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, war and terrorism have affected many countries, especially those in Africa and the Middle East. Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline.

Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

• Currency Risks Investments in foreign securities will normally be denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the funds’ holdings denominated in that currency. Generally, when a given currency appreciates against the U.S. dollar (e.g., because the U.S. dollar weakens or the particular foreign currency strengthens), the value of the funds’ securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (e.g., because the U.S. dollar strengthens or the particular foreign currency weakens), the value of the funds’ securities denominated in that currency will decline. The value of fund assets may also be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities and by currency restrictions, exchange control regulations, and currency devaluations. In addition, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income available for distribution. If a portion of a fund’s investment income may be received in foreign currencies, the fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore, the fund will absorb the cost of currency fluctuations.

• Investment and Repatriation Restrictions Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the funds. Investments by foreign investors are subject to a variety of restrictions in certain countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the funds invest. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain government consents.

• Market and Trading Characteristics Foreign securities markets are generally not as developed or efficient as, and are generally more volatile than, those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets and the funds’ foreign portfolio securities may have lower overall liquidity, be more difficult to value, and be subject to more rapid and erratic price movements than securities of comparable U.S. companies. Foreign securities may trade at price/earnings multiples higher than comparable U.S. securities, and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the United States.

Moreover, overall settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.” Failed settlements can result in losses to the funds. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct transactions. Delays in clearance and settlement could result in temporary periods when assets of the funds are uninvested and no return is earned. The inability of a fund to make intended security purchases due to clearance and settlement problems could cause the fund to miss attractive investment opportunities. The inability of a fund to sell portfolio securities due to clearance and settlement problems could result either in losses to the fund due to subsequent declines in the value of the portfolio security or, if the fund has entered into a contract to sell the security, liability to the purchaser. Military unrest, war, terrorism, and other factors could result in securities markets closing unexpectedly for an extended period, during which a fund would lose the ability to either purchase or sell securities traded in that market. Finally, certain foreign markets are open for trading on days when the funds do not calculate their NAV. Therefore, the values of a fund’s holdings in those markets may be affected on days when shareholders have no access to the fund.

• Financial Information and Governance There is generally less publicly available information about foreign companies when compared with the reports and ratings that are published about companies in the United States. Many foreign companies are not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies, and there may be less stringent investor protection and disclosure standards. It also is often more difficult to keep currently informed of corporate actions, which can adversely affect the prices of portfolio securities.

• Taxes The dividends and interest payable on certain of the funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the funds’ shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

• Higher Costs Investors should understand that the expense ratios of funds investing primarily in foreign securities can be expected to be higher than funds that invest mainly in domestic securities. Reasons include the higher costs of maintaining custody of foreign securities, higher advisory fee rates paid by funds to investment advisers for researching and selecting foreign securities, and brokerage commission rates and trading costs that tend to be more expensive in foreign markets than in the United States.

• Other Risks With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the funds, or diplomatic developments that could affect investments by U.S. persons in those countries. Further, the funds may find it difficult or be unable to enforce ownership rights, pursue legal remedies, or obtain judgments in foreign courts. Evidence of securities ownership may be uncertain in many foreign countries. In many of these countries, the most notable of which is Russia, the ultimate evidence of securities ownership is the share register held by the issuing company or its registrar. While some companies may issue share certificates or provide extracts of the company’s share register, these are not negotiable instruments and are not effective evidence of securities ownership. In an ownership dispute, the company’s share register is controlling.

Investments in Other Investment Companies

The funds may invest in other investment companies, such as ETFs. The ETFs may be open-end investment companies, commodity pools, unit investment trusts, or limited partnerships. ETFs that are not open-end investment companies may not be subject to the same regulations as the Price Funds, which may affect shareholder rights and disclosure obligations.

Commodity Pools, Currency Trusts, and Metal Trusts Exchange-traded commodity pools may invest heavily in futures, commodities, and other derivatives. These exchange-traded commodity pools may use financial leverage, which may cause greater gains and losses. The funds are exposed to risks related to market, leverage, imperfect correlations with underlying investments or the portfolio holdings, price volatility, counterparty risk, liquidity, valuation, and regulatory risks.

Exchange-traded currency trusts are exposed to fluctuations in foreign exchange rate risks; global and regional political, regulatory, economic situations; inflation risk; and volatile interest rates.

Exchange-traded metal trusts may invest and hold some or all assets in metals, such as gold and silver. The investments may include physical assets of the trust or investments in the form of derivatives, such as spots, forwards, and futures. The trusts may also invest in industries associated with metal production, such as mine production. The investments are subject to a number of risks. The underlying value of the metals; international, economic, monetary and political factors, many of which are unpredictable; and changing tax, royalty, land and mineral rights ownership and leasing regulations in metal producing countries.

Unaffiliated Investment Companies The funds may invest in other investment companies that are not sponsored by T. Rowe Price, which include ETFs. The fund may invest in exchange-traded closed-end funds and exchange-traded BDCs. In addition, the fund may invest in unit investment trusts organized as ETFs and may only invest in open-end funds that are ETFs or government money market funds.

The funds may purchase shares of another investment company to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. The funds might also purchase shares of another investment company to gain exposure to the securities in the investment company’s portfolio at times when the fund may not be able to buy those securities directly. Any investment in another investment company would be consistent with a fund’s objective and investment program.

Investing in another investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the values of the portfolio securities may fluctuate due to changes in the financial condition of the securities’ issuers and other market factors. An investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because ETFs trade on a securities exchange, shares may trade at a substantial premium or discount to the actual NAV of its portfolio securities, and their potential lack of liquidity could result in greater volatility.

If a fund invests in a non-T. Rowe Price investment company, the fund must pay its proportionate share of that investment company’s fees and expenses, which are in addition to the management fee and other operational expenses incurred by the fund. The expenses associated with certain investment companies may be significant. The fund could also incur a sales charge or redemption fee in connection with purchasing or redeeming an investment company security. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser’s access to information regarding such underlying fund's portfolio may be limited and subject to such fund’s policies regarding disclosure of fund holdings.

A Price Fund’s investments in non-T. Rowe Price-registered investment companies are subject to the limits that apply to such investments under the 1940 Act unless the fund invests in reliance on exemptive relief, which permits it to exceed the 1940 Act limits under certain conditions.

Affiliated Investment Companies The funds may also invest in certain Price Funds and government money market funds as a means of gaining efficient and cost-effective exposure to specific asset classes, provided the investment is consistent with an investing fund’s investment program and policies. Such an investment could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in the asset class and will subject the fund to the risks associated with the particular asset class. To ensure that the fund does not incur duplicate management fees as a result of its investment in another Price Fund, the management fee paid by the fund will be reduced in an amount sufficient to offset the fees paid by the underlying fund related to the investment.

The risks of owning another investment company are generally similar to the risks of investing directly in the securities in which that investment company invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. In addition, because exchange-traded funds trade on a secondary market, their shares may trade at a premium or discount to the actual NAV of their portfolio securities, and their shares may have greater volatility if an active trading market does not exist.

Derivatives - Futures Contracts

Pursuant to their relevant exemptive order, these funds may only enter into exchange-traded futures that are U.S. listed futures contracts where the futures contract’s reference asset is an asset that the fund could invest in directly, or in the case of an index future, is based on an index of a type of asset that the fund could invest in directly, such as an S&P 500 index futures contract. All futures contracts that a fund may invest in will be traded on a U.S. futures exchange, such as the Chicago Board of Trade or the Chicago Mercantile Exchange. The funds may use futures for speculative or non-speculative purposes.

Futures contracts are a type of potentially high-risk derivative. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific instrument (e.g., units of a stock index) for a specified price, date, time, and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained during the term of the contract. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The funds do not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute selling securities short. Futures may involve leverage risk.

The funds will enter into futures contracts that are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity

Futures Trading Commission (CFTC). Although techniques other than the sale and purchase of futures contracts could be used as an alternative to futures contracts, futures contracts are effective and relatively low cost.

Unlike when the funds purchase or sell a security, no price would be paid or received by the funds upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the funds’ open positions in futures contracts, the funds would be required to deposit in a segregated account with the clearing broker for the futures contract an amount of cash or liquid assets known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

Futures are valued daily at closing settlement prices. If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the clearing broker will require a payment by the funds (variation margin) to restore the margin account to the amount of the initial margin.

Subsequent payments (mark-to-market payments) to and from the futures clearing broker are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable. If the value of the open futures position increases in the case of a sale or decreases in the case of a purchase, the funds will pay the amount of the daily change in value to the clearing broker. However, if the value of the open futures position decreases in the case of a sale or increases in the case of a purchase, the clearing broker will pay the amount of the daily change in value to the funds.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice, most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the fund realizes a gain; if it is more, the fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the fund realizes a gain; if it is less, the fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the funds will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the funds are not able to enter into an offsetting transaction, the funds will continue to be required to maintain the margin deposits on the futures contract.

As an example of an offsetting transaction in which the underlying instrument is not delivered, the contractual obligations arising from the sale of one contract of September Treasury bills on an exchange may be fulfilled at any time before delivery of the contract is required (i.e., on a specified date in September, the “delivery month”) by the purchase of one contract of September Treasury bills on the same exchange. In such instance, the difference between the price at which the futures contract was sold and the price paid for the offsetting purchase, after allowance for transaction costs, represents the profit or loss to the funds.

The funds may invest in futures on indexes, such as stock indexes. For example, a stock index assigns relative values to the common stocks included in the index and the index value fluctuates with the changes in the market value of those stocks. Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver and the purchaser to take cash to settle the futures transaction or to enter into an obligation contract. No physical delivery of the securities underlying the index is required when settling the futures obligation and no monetary amount is paid or received by a fund on the purchase or sale of a stock index future. At any time prior to the expiration of the future, a fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the fund. Any gain or loss is then realized by the fund on the future for tax purposes. Although stock index futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction.

With respect to a futures contract that is settled with an exchange of cash payments, a fund will cover (and mark-to-market on a daily basis) with liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the variation margin of the futures contract. When entering into a futures contract that does not settle in cash (a physically settled futures contract), a fund will maintain (and mark-to-market on a daily basis) liquid assets that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the full notional value of the contract. For asset segregation purposes, physically settled futures contracts will be treated like cash settled futures contracts when a fund has entered into a contractual arrangement with a futures commission merchant or other counterparty to off-set the fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.

Risks of Transactions in Futures The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of the instruments held by a fund and the price of the futures contract; (b) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the investment adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; and (e) the risk of loss in the event of bankruptcy of its futures commission merchant.

In addition, the funds are subject to “fellow-customer risk,” which is the risk that one or more customers of a futures commission merchant will default on their obligations and that the resulting losses will be so great that the futures commission merchant will default on its obligations and that margin posted by one customer will be used to cover a loss caused by a different customer.

There are rules that generally prohibit the use of one customer’s funds to meet the obligations of another customer, and that limit the ability to use customer margin posted by non-defaulting customers to satisfy losses caused by defaulting customers, by requiring the futures commission merchant to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before other customers would be exposed to fellow-customer risk, these rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud, or other causes. If the loss is so great that, notwithstanding the application of the futures commission merchant’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the futures commission merchant could default and be placed into bankruptcy. In these circumstances, the Bankruptcy Code provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another futures commission merchant more difficult.

Derivatives generally can be volatile, have lower overall liquidity, involve a higher risk of loss than other investment instruments and involve significant risks, including:

• Correlation Risk Changes in the value of a derivative will not match the changes in the value of its reference asset or the portfolio holdings that are being hedged or of the particular market or security to which the fund seeks exposure.

• Currency Risk For certain types of currency-related derivatives, changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment and could cause losses on the investment.

• Hedging Risk A fund’s hedging techniques may not result in the anticipated results. When using derivatives for hedging and risk management purposes, losses on other investment may be substantially reduced by gains on a derivative that reacts in an opposite manner to market movements. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the fund or if the cost of the derivative outweighs the benefit of the hedge. There is also a risk of loss by a fund of margin deposits or collateral posted by the fund to the counterparty in the event of bankruptcy of a counterparty with which the fund has an open position. There can be no assurance that a fund’s hedging strategies will be effective.

• Leverage Risk Certain types of investments or trading strategies involve the risk that relatively small market movements may result in large changes in the value of an investment. Certain derivatives and trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested. The risk should be minimal for these funds because the use of exchange-traded futures is primarily to equitize cash.

• Illiquidity Risk Derivative positions may be (or become) difficult or impossible to exit at the time that the fund would like or at a price that the fund believes the derivative is currently worth.

• Index Risk If a derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, a fund could receive lower interest payments or experience a reduction in the value of the derivative below the level that the fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Regulatory Risk New regulation of derivatives may make them more costly, may limit their availability, or may otherwise affect their value or performance. On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (Rule 18f-4). The funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, substantially eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act, and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

T. Rowe Price is currently registered with the CFTC as a CPO and a commodity trading advisor. While T. Rowe Price is registered as a CPO with respect to certain funds, it relies on Rule 4.12(c)(3) with respect to such fund, which provides “harmonization” relief with respect to certain CFTC recordkeeping, reporting and disclosure requirements. While T. Rowe Price continues to rely on the Rule 4.5 exclusion with respect to other funds in the Price Funds Complex, this may change in the future in the event one of the funds engages in transactions that make Rule 4.5 no longer available for such fund. Compliance with additional CFTC regulatory requirements may increase the applicable fund’s expenses.

• Federal Tax Treatment of Certain Derivatives The funds may enter into exchange-traded futures contracts. Entering into such transactions can affect the timing and character of the income and gains realized by the funds and the timing and character of fund distributions.

Such contracts, if they qualify as Section 1256 contracts, will be considered to have been closed at the end of the funds’ taxable years and any gains or losses will be recognized for tax purposes at that time. Section 1256 contracts include regulated futures contracts and certain broad-based index options traded on a qualified board or exchange, but generally exclude swaps. Gains or losses from a Section 1256 contract (as well as gains or losses from the normal closing or settlement of such transactions) will be characterized as 60% long-term capital gain or loss and 40% short-term capital gain or loss regardless of the holding period of the instrument (ordinary income or loss for foreign exchange contracts). The funds will be required to distribute net gains on such transactions to shareholders even though the funds may not have closed the transaction and received cash to pay such distributions.

Certain derivatives, which offset another security in the fund, including a foreign dollar-denominated currency position, may be considered straddles for tax purposes. Generally, a loss on any position in a straddle will be subject to deferral to the extent of any unrealized gain in an offsetting position. For securities that were held for one year or less at inception of the straddle, the holding period may be deemed not to begin until the straddle is terminated. If securities comprising a straddle have been held for more than one year at inception of the straddle, losses on offsetting positions may be treated as entirely long-term capital losses even if the offsetting positions have been held for less than one year. However, a fund may choose to comply with certain identification requirements for offsetting positions that are components of a straddle. Losses with respect to identified positions are not deferred, rather the basis of the identified position that offset the loss position is increased.

In order for the funds to continue to qualify for federal income tax treatment as regulated investment companies, at least 90% of their gross income for a taxable year must be derived from qualifying income, e.g., generally dividends, interest, income derived from loans of securities, and gains from the sale of securities or currencies. Tax regulations could be issued limiting the extent to which the net gain realized from certain derivatives is qualifying income for purposes of the 90% requirement.

Entering into certain derivatives may result in a “constructive sale” of offsetting stocks or debt securities of the funds. In such a case, the funds will be required to realize gain, but not loss, on the deemed sale of such positions as if the position were sold on that date. The funds may also enter into short sales of securities directly or through the use of options. Any gains or losses from short sales are typically treated as short-term capital gains or losses, as the case may be. As a result, a fund’s ordinary dividends subject to ordinary income tax rates may be increased or decreased by such gains or losses.

For certain derivatives, the IRS has not issued comprehensive rules relating to the timing and character of income and gains realized on such contracts. It is possible that new tax legislations and new IRS regulations could result in changes to the amounts recorded by the funds, potentially resulting in tax consequences to the funds.

Real Estate Investment Trusts (REITs)

The funds may invest in REITs that are traded on an exchange. Investments in REITs may experience many of the same risks involved with investing in real estate directly. These risks include declines in real estate values; risks related to local or general economic conditions, particularly lack of demand; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; heavy cash flow dependency; possible lack of availability of mortgage funds; obsolescence; losses due to natural disasters; condemnation of properties; regulatory limitations on rents and fluctuations in rental income; variations in market rental rates; and possible environmental liabilities. REITs may own real estate properties (Equity REITs) and be subject to these risks directly or may make or purchase mortgages (Mortgage REITs) and be subject to these risks indirectly through underlying construction, development, and long-term mortgage loans that may default or have payment problems.

Equity REITs can be affected by rising interest rates that may cause investors to demand a high annual yield from future distributions, which, in turn, could decrease the market prices for the REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Since many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the funds invest to decline.

Mortgage REITs may hold mortgages that the mortgagors elect to prepay during periods of declining interest rates, which may diminish the yield on such REITs. In addition, borrowers may not be able to repay mortgages when due, which could have a negative effect on the funds.

Some REITs have relatively small market capitalizations, which could increase their volatility. REITs tend to be dependent upon specialized management skills and have limited diversification, so they are subject to risks inherent in operating and financing a limited number of properties. In addition, when the funds invest in REITs, a shareholder will bear his or her proportionate share of fund expenses and indirectly bear similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. Certain REITs may be able to pay up to 90% of their dividends in the form of stock instead of cash. Even if a fund receives all or part of a REIT distribution in stock, the fund will still be deemed to have received 100% of the distribution in cash and the entire distribution will be part of the fund’s taxable income. In addition, both Equity and Mortgage REITs are subject to the risks of failing to qualify for tax-free status of income under the Code or failing to maintain their exemptions from the 1940 Act.

Partnerships

The funds may invest in securities issued by companies that are organized as publicly traded partnerships or master limited partnerships, as well as limited liability companies. The funds may invest in partnerships that are publicly traded on certain stock exchanges or markets. These entities are generally operated under the supervision of one or more managing partners or members. Limited partners, unitholders, or members (such as a fund that invests in a partnership) are not usually involved in the day-to-day management of the company, but are allocated income and capital gains associated with the partnership project in accordance with the terms of the partnership or limited liability company agreement.

Risks involved with investing in partnerships include, among other things, risks associated with the partnership structure itself and the specific industry or industries in which the partnership invests (e.g., real estate development, oil, or gas). State law governing partnerships is often less restrictive than state law governing corporations. As a result, there may be fewer legal protections afforded to investors in a partnership than to investors in a corporation. At times, partnerships may potentially offer relatively high yields compared with common stocks. Because partnerships are generally treated as “pass through” entities for tax purposes, they do not ordinarily pay income taxes but instead pass their earnings on to unitholders (except in the case of some publicly traded partnerships that may be taxed as corporations).

Restricted Securities

The funds may not purchase any securities that are illiquid investments (as defined in Rule 22e-4(8) under the 1940 Act) at the time of purchase, which may include restricted securities. However, such securities may be conferred as part of a corporate action of an eligible security or become illiquid after purchase. The fund may hold no more than 15% of the value of its assets in illiquid investments. In such event, the restricted security will be disposed of within a reasonable timeframe and in a manner that avoids harm to the fund. Certain restricted securities may be considered illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold in current market conditions in seven calendar days or less without the sale significantly changing the market value of the security. Certain restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities, for which a market quotation is not readily available, will be priced at fair value as determined in accordance with procedures prescribed by a fund’s Board.

Repurchase Agreements

The funds may enter into a repurchase agreement through which an investor (such as the funds) purchases securities (known as the “underlying security”) from well-established securities dealers or banks that are members of the Federal Reserve System. Any such dealer or bank will be on T. Rowe Price’s approved list. At that time, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. The funds will enter into repurchase agreements only where (1) the underlying securities are of the type (excluding maturity limitations) that the funds’ investment guidelines would allow them to purchase directly; (2) the market value of the underlying security, including interest accrued, will be at all times equal to or exceed the value of the repurchase agreement; and (3) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the funds could experience both delays in liquidating the underlying security and losses, including: (a) possible decline in the value of the underlying security during the period while the funds seek to enforce their rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing their rights. To the extent required by the 1940 Act, the funds will only enter into repurchase agreements that are fully collateralized, as defined by the 1940 Act.

Although the funds have no current intention of engaging in reverse repurchase agreements, they reserve the right to do so for non-investment purposes, such as emergency requirements for cash. The fund may invest in reverse repurchase agreements, which the fund believes to be fixed-income securities for brokerage purposes. Reverse repurchase agreements are ordinary repurchase agreements in which a fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Generally, the effect of such transactions is that a fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if a fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. The funds intend to use the reverse repurchase technique only when it will be advantageous to a fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of a fund’s assets. The custodian bank will maintain a separate account for a fund with securities having a value equal to or greater than such commitments. A reverse repurchase agreement may be viewed as a type of borrowing by the funds, subject to Investment Restriction (1). (See “Investment Restrictions.”)

Unforeseen Market Events

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains, exchange trading suspensions and closures and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or availability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Since early 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Cybersecurity Risk

As the use of the internet and other technologies has become more prevalent in the course of business, the funds have become more susceptible to operational and financial risks associated with cyberattacks. Cybersecurity incidents can result from deliberate attacks, such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the funds, or their service providers or the issuers of securities in which the funds invest, can cause disruptions and impact business operations, potentially resulting in financial losses, the inability of fund shareholders to transact, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed that are designed to reduce the risks associated with cyberattacks, there is no guarantee that those measures will be effective, particularly since the funds do not directly control the cybersecurity defenses or plans of their service providers, financial intermediaries, and companies in which they invest or with which they do business.

Operational Risk

An investment in a Price Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. Although the funds attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect a fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. A fund and its shareholders could be negatively impacted as a result. Processes and controls developed may not eliminate or mitigate the occurrence or effects of all risks, and some risks simply may be beyond any control of the funds, T. Rowe Price and its affiliates, or other service providers.

Large Shareholder Risk

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund’s shares (Large Shareholders). Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Adviser, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by T. Rowe Price or its affiliates. Large Shareholders may sell all or a portion of their shares of a fund at any time or may be required to sell all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates). Sales by Large Shareholders of their shares of a fund may cause Authorized Participants to engage in redemption requests, which in turn may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests for any funds that redeem in cash as opposed to in-kind. These sales for funds with cash redemption baskets may adversely affect both the fund’s market price and NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

PORTFOLIO MANAGEMENT PRACTICES

Environmental, Social, and Governance Factors

The Price Advisers integrate environmental, social, and governance (ESG) factors into their investment research processes for certain funds, with a focus on the ESG factors considered most likely to have a material impact on the performance of 391 the holdings in a fund’s portfolio. The funds’ analysts and portfolio managers have primary responsibility for integrating ESG considerations into investment decisions and are supported by a team of dedicated in-house ESG specialists. The ESG specialists have developed a proprietary research tool to establish a comprehensive process for evaluating ESG factors across investments, including a model that systematically and proactively screens and evaluates the responsible investing profile of companies and other issuers using multiple data sets from internal sources, company reports, and select third party providers. The evaluation of ESG factors is unique for each asset class based on the relevant ESG characteristics and level of available data, and is highly dependent on the country, industry, company, and management of the investment being analyzed. However, there are certain asset classes (for example, U.S. Treasury securities and investments in other investment companies) where an ESG analysis is not relevant or not possible due to a lack of data. As a result, the particular factors considered with each investment in the research process will vary, but may include the following:

• Long-term environmental considerations, such as regulation and the availability and costs of raw materials, water, energy;

• A company’s incentive structure and how closely aligned it is with stated corporate strategy;

• Supply chain risks, work stoppages, and labor controversies;

• The quality and diversity of a company’s Board;

• The current and potential regulatory environment, particularly with respect to highly regulated industries or controversial situations; and

• The relative quality of a company’s disclosures, its degree of focus on investors’ interests, and its philosophy regarding stakeholder communications and engagement.

ESG considerations are embedded through various stages of the Price Advisers’ investment processes and across the Price Advisers’ research platforms, and senior management is responsible for overall oversight of ESG integration.

Lending of Portfolio Securities

Securities loans may be made by the funds to broker-dealers, institutional investors, or other persons pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the securities lent, marked to market on a daily basis. The collateral received will consist of cash, U.S. government securities, or such other collateral as may be permitted under the funds’ investment programs. The collateral, in turn, is invested in short-term securities, including shares of a government money market fund. While the securities are being lent, the funds making the loan will continue to receive the equivalent of the reasonable interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Normally, the funds employ an agent to implement their securities lending program, and the agent receives a reasonable fee from the funds for its services. The funds have a right to call each loan and obtain the securities within such period of time that coincides with the normal settlement period for purchases and sales of such securities in the respective markets. The funds will not have the right to vote on securities while they are being lent, but they may call a loan in anticipation of any important vote, when practical. The risks in lending portfolio securities, as with other extensions of secured credit, consist of a possible default by the borrower, delay in receiving additional collateral or in the recovery of the securities, or possible loss of rights in the collateral, should the borrower fail financially. Loans will be made only if, in the judgment of T. Rowe Price, the consideration to be earned from such loans would justify the risk. Additionally, the funds bear the risk that the reinvestment of collateral will result in a principal loss. Finally, there is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Borrowing and Lending

The funds may not borrow for investment purposes or hold short positions. The Price Funds may rely upon an interfund lending exemptive order received from the SEC on December 8, 1998, amended on November 23, 1999, that permits the funds to borrow money from and/or lend money to other funds in the T. Rowe Price complex to help the funds meet short-term redemptions and liquidity needs. All loans are set at an interest rate between the rates charged on overnight repurchase agreements and short-term bank loans. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The program is subject to the oversight and periodic review of the funds’ Board. See “Fundamental Policies” and “Operating Policies” under “Investment Restrictions” for additional information about borrowing.

Cash Reserves

The funds may invest their cash reserves primarily in one or more affiliated or unaffiliated government money market funds. Government money market funds provide an efficient means of managing cash reserves. The funds will only invest in the government money market funds to the extent consistent with their investment objectives and programs. None of the funds are insured or guaranteed by the FDIC or any other government agency. Although government money market funds seek to maintain a stable NAV of $1.00 per share, it is possible to lose money by investing in them.

Affiliated government money market funds include those established for the exclusive use of the T. Rowe Price family of funds and other clients of T. Rowe Price (the “TRP Reserve Funds”). The TRP Reserve Funds are series of the T. Rowe Price Reserve Investment Funds, Inc., which operate under an SEC exemptive order. T. Rowe Price Government Reserve Fund and the T. Rowe Price Treasury Reserve Fund are TRP Reserve Funds that comply with the requirements of Rule 2a-7 under the 1940 Act governing government money market funds. Additional government money market funds may be created in the future.

While none of the TRP Reserve Funds pays an advisory fee to T. Rowe Price, each will incur other expenses. However, the TRP Reserve Funds are expected by T. Rowe Price to operate at very low expense ratios.

Liquidity Risk Management Rule

Rule 22e-4 under the 1940 Act requires, among other things, certain open-end investment companies, such as the Price Funds, to adopt a liquidity risk management program that is reasonably designed to assess and manage liquidity risk. Such funds are also required to provide additional disclosures about a fund’s redemptions and liquidity risk. As required by the rule, the Price Funds implemented a liquidity risk management program (the “Liquidity Program”), pursuant to which each investment has been classified as “highly liquid,” “moderately liquid,” “less liquid,” or “illiquid” investment. The Board of each fund, including a majority of the independent directors, has appointed T. Rowe Price as the administrator of the Liquidity Program.

Reserve Position

In order to respond to adverse market, economic, political, or other conditions, the fund may assume a temporary defensive position that is inconsistent with its principal investment objective and/or strategies and may invest, without limitation, in reserves. If the fund has significant holdings in reserves, it could compromise its ability to achieve its objective. The reserve position provides flexibility in meeting redemptions, paying expenses, and managing cash flows into the fund and can serve as a short-term defense during periods of unusual market volatility. Non-U.S. dollar reserves are subject to currency risk. The fund’s reserve positions will primarily consist of: (1) shares of a T. Rowe Price or unaffiliated government money market fund; (2) short-term, high-quality money market securities, including repurchase agreements; and (3) U.S. dollar or non-U.S. dollar currencies.

INVESTMENT RESTRICTIONS

Fundamental policies may not be changed without the approval of the lesser of (1) 67% of the funds’ shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the funds’ outstanding shares. Other restrictions in the form of operating policies are subject to change by the funds’ Board without shareholder approval. Any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the funds. With the exception of the diversification test required by the Code, calculation of the funds’ total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the funds’ prospectuses or this SAI will not include collateral held in connection with securities lending activities. For purposes of the tax diversification test, calculation of the funds’ total assets will include investments made with cash received by the funds as collateral for securities loaned.

Fundamental Policies

(1) Borrowing The funds may not borrow money, except that the funds may (i) borrow for non-leveraging, temporary, or emergency purposes; and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the funds’ investment objectives and programs, provided that the combination of (i) and (ii) shall not exceed 33⅓% of the value of the funds’ total assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. This limitation applies at the time of the transaction and continues to the extent required by the 1940 Act.

(2) Commodities The funds may not purchase or sell commodities, except to the extent permitted by applicable law.

(3) Industry Concentration The funds may not purchase the securities of any issuer if, as a result, more than 25% of the value of the funds’ net assets would be invested in the securities of issuers having their principal business activities in the same industry.

(4) Loans The funds may not make loans, although the funds may (i) lend portfolio securities and participate in an interfund lending program with other Price Funds provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33⅓% of the value of the funds’ total assets; (ii) purchase money market securities and enter into repurchase agreements; and (iii) acquire publicly distributed or privately placed debt securities and purchase debt.

(5) Percent Limit on Assets Invested in Any One Issuer (All Funds except Blue Chip Growth ETF, Growth Stock ETF, and U.S. Equity Research ETF) The funds may not purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 5% of the value of the funds’ total assets would be invested in the securities of a single issuer, except for cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies.

(6) Percent Limit on Share Ownership of Any One Issuer (All Funds except Blue Chip Growth ETF, Growth Stock ETF, and U.S. Equity Research ETF) The funds may not purchase a security if, as a result, with respect to 75% of the value of the funds’ total assets, more than 10% of the outstanding voting securities of any issuer would be held by the funds (other than cash; securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities; and securities of other investment companies).

(7) Real Estate The funds may not purchase or sell real estate, including limited partnership interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the funds from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

(8) Senior Securities The funds may not issue senior securities except in compliance with the 1940 Act.

(9) Underwriting The funds may not underwrite securities issued by other persons, except to the extent that the funds may be deemed to be an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing their investment programs.

Notes to Fundamental Policies

The following notes should be read in connection with the above-described fundamental policies. The notes are not fundamental policies.

With respect to investment restriction (1) on borrowing, any borrowings that come to exceed this amount will be reduced in accordance with applicable law. The funds may borrow from banks, other funds in the Price Complex, or other persons to the extent permitted by applicable law.

With respect to investment restrictions (1) on borrowing and (8) on senior securities, under the 1940 Act, open-end investment companies (such as the Price Funds) can borrow money from a bank provided that immediately after such borrowing there is asset coverage of at least 300% for all borrowings. If the asset coverage falls below 300%, the investment company must, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to satisfy the 300% requirement. Any borrowings by a Price Fund from a bank and transactions by a Price Fund that may be considered to result in the issuance of a senior security will comply with the requirements of the 1940 Act, including any interpretations of the 1940 Act by the SEC or the SEC staff. In addition, any transactions involving reverse repurchase agreements will be covered in accordance with the 1940 Act and applicable SEC guidance. Any borrowings from other Price Funds will comply with the terms and conditions of the Price Funds’ interfund lending exemptive order.

With respect to investment restriction (2) on commodities, the funds do not consider currency contracts or hybrid investments to be commodities. With respect to investment restriction (2), the funds may not directly purchase or sell commodities that require physical storage unless acquired as a result of ownership of securities or other instruments, but the funds may invest in any derivatives and other financial instruments that involve commodities or represent interests in commodities to the extent permitted by the 1940 Act or other applicable law.

With respect to investment restriction (3) on industry concentration, U.S., state, or local governments, or related agencies or instrumentalities, are not considered an industry. Bonds that are refunded with escrowed U.S. government securities are not subject to the 25% limitation.

With respect to restriction (4) on loans, the funds will consider the acquisition of a debt security to include the execution of a note or other evidence of an extension of credit with a term of more than nine months.

With respect to investment restrictions (5) and (6) on diversification, the funds will treat bonds that are refunded with escrowed U.S. government securities as U.S. government securities.

Operating Policies

(1) Borrowing The funds may not borrow for investment purposes. The funds may not transfer portfolio securities as collateral except as necessary in connection with permissible borrowings or investments, and then such transfers may not exceed 331/3% of its total assets.

(2) Control of Portfolio Companies The funds may not invest in companies for the purpose of exercising management or control.

(3) Illiquid Investment The funds may not purchase securities that are illiquid at the time of purchase.

(4) Margin The funds may not purchase securities on margin, except (i) for use of short-term credit necessary for clearance of purchases of portfolio securities and (ii) they may make margin deposits in connection with futures contracts or other permissible investments.

(5) Short Sales The funds may not sell securities short, unless they own or have the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts are not deemed to constitute selling securities short.

(6) Foreign Investments The funds’ investments in foreign securities are limited to 20% of total assets.

Notes to Operating Policies

The following notes should be read in connection with the above-described operating policies. The notes are not operating policies.

While these restrictions provide a useful level of detail about the fund’s investments, investors should not view them as an accurate gauge of the potential risk of such investments. For example, in a given period, a 5% investment in futures could have a significantly greater impact on the fund’s share price than its weighting in the portfolio. The net effect of a particular investment depends on its volatility and the size of its overall return in relation to the performance of all of the fund’s investments.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the fund purchases a security. The status, market value, or other characteristics of the fund’s securities may change after they are purchased, and this may cause the amount of the fund’s assets invested in such securities to exceed the stated maximum restriction or fall below the stated minimum restriction. If any of these changes occur, it would not be considered a violation of the investment restriction and will not require the sale of an investment if it was proper at the time the investment was made. However, certain changes will require holdings to be sold or purchased by the fund during the time it is above or below the stated percentage restriction in order for the fund to be in compliance with applicable restrictions.

With respect to investment restriction (3) on illiquid investments, an illiquid security is a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. The fund may hold no more than 15% of the value of its assets in illiquid investments. If a security becomes illiquid, the security will be disposed of within a reasonable timeframe and in a manner that avoids harm to the fund.

With respect to investment restrictions (1) on borrowing and (4) on margin, margin purchases are not considered borrowings and effecting a short sale will be deemed to not constitute a margin purchase. If a fund is subject to an 80% name test as set forth in its prospectus, the 80% investment policy will be based on the fund’s net assets plus any borrowings for investment purposes should the fund be permitted to borrow for investment purposes in the future.

With respect to investment restriction (6) on foreign investments, a 30% withholding tax is currently imposed on any dividends, but not on gross proceeds from a fund redemption (until further guidance to the contrary is issued by the U.S. government, paid to: (i) foreign financial institutions, including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, non-exempt foreign financial institutions will need to enter into agreements with the IRS (unless resident in a country that provides for an alternative regime through an intergovernmental agreement with the U.S.) stipulating that they will provide the IRS with certain information (including name, address, and taxpayer identification number) for direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, and agree to withhold tax on certain payments made to noncompliant foreign financial institutions or to account holders who fail to provide the required information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply. Further, to the extent applicable to the funds, some foreign countries limit, or prohibit, all direct foreign investment in the securities of their companies. However, participation notes may sometimes be used to gain access to these markets, if permitted by the funds’ investment objectives and limitations. In addition, the governments of some countries have authorized the organization of investment funds to permit indirect foreign investment in such securities. For tax purposes, these funds may be known as Passive Foreign Investment Companies. The funds are subject to certain percentage limitations under the 1940 Act relating to the purchase of securities of investment companies and may be subject to the limitation that no more than 10% of the value of the fund’s total assets may be invested in such securities.

CUSTODIAN AND FUND ACCOUNTING

State Street is the custodian for the funds’ securities and cash, but it does not participate in the funds’ investment decisions. Portfolio securities purchased in the U.S. are maintained in the custody of the bank and may be entered into the Federal

Reserve Book Entry System, the security depository system of the Depository Trust Corporation, or any central depository system allowed by federal law. In addition, funds investing in municipal securities are authorized to maintain certain of their securities, in particular, variable rate demand notes, in uncertificated form, in the proprietary deposit systems of various dealers in municipal securities. Portfolio securities that are purchased outside the United States are maintained in the custody of various foreign branches of State Street Bank and such other custodians, including foreign banks and foreign securities depositories as are approved in accordance with regulations under the 1940 Act. State Street Bank’s main office is at One Lincoln Street, Boston, Massachusetts 02111.

T. Rowe Price and State Street Bank, subject to the oversight of T. Rowe Price, each provide certain fund accounting services to the Price Funds.

CODE OF ETHICS

The funds; their investment adviser and, if applicable, investment subadviser (T. Rowe Price, Price Investment Management, Price International, Price Hong Kong, Price Japan, or Price Singapore); and their principal underwriter (T. Rowe Price Investment Services) have adopted a written Code of Ethics and Conduct pursuant to Rule 17j-1 under the 1940 Act, which requires persons with access to investment information (Access Persons) to obtain prior clearance before engaging in most personal securities transactions. Transactions must be executed within three business days of their clearance. In addition, all Access Persons must report their personal securities transactions within 30 days after the end of the calendar quarter. Aside from certain limited transactions involving securities in certain issuers with high trading volumes, Access Persons are typically not permitted to effect transactions in a security if: there are pending client orders in the security; the security has been purchased or sold by a client within seven calendar days; the security is being considered for purchase for a client; a change has occurred in T. Rowe Price’s rating of the security within seven calendar days prior to the date of the proposed transaction; or the security is subject to internal trading restrictions. In addition, Access Persons are prohibited from profiting from short-term trading (e.g., purchases and sales involving the same security within 60 days). Any person becoming an Access Person must file a statement of personal securities holdings within 10 days of becoming an Access Person. All Access Persons are required to file an annual statement with respect to their personal securities holdings. Any material violation of the Code of Ethics is reported to the Board of the funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

DISCLOSURE OF FUND PORTFOLIO INFORMATION

Portfolio Holdings Disclosure Schedule

The funds will not make their full portfolio holdings available on a daily basis. The funds complete portfolio holdings as of their fiscal year-ends are disclosed in their annual shareholder reports and their complete portfolio holdings as of their fiscal mid-point are disclosed in their semiannual shareholder reports. The annual and semiannual shareholder reports are filed with the SEC and transmitted to the funds’ shareholders within 60 days of the period covered. The shareholder reports are publicly available immediately upon filing with the SEC.

Additionally, the funds also publicly disclose their complete portfolio holdings as of their first and third fiscal quarter-ends on Form N-PORT, along with other fund information. Form N-PORT is filed with the SEC each quarter, and the fund’s complete portfolio holdings as of its first and third fiscal quarter-ends are made publicly available 60 days after the end of each quarter. Form N-PORT is not sent to shareholders. Under certain conditions, the shareholder reports or Form N-PORT may include up to 5% of a fund’s holdings under the caption “Miscellaneous Securities” without identifying the specific security or issuer. Generally, a holding would not be individually identified if it is determined that its disclosure could be harmful to the fund or its shareholders. A holding will not be excluded for these purposes from a fund’s SEC filings for more than one year.

Also, the funds generally disclose their calendar quarter-end portfolio holdings on troweprice.com 15 calendar days after each quarter-end. At the discretion of the investment adviser, these disclosures may exclude the issuer name and other information relating to a holding in order to protect a fund’s interests and to prevent harm to the fund or its shareholders. Private placements and other restricted securities, if eligible investments, may not be individually identified in the calendar quarter-end holdings on troweprice.com, but would be disclosed in any SEC filings. The calendar quarter-end portfolio holdings will remain on the website for one year. In addition, at the discretion of T. Rowe Price, the funds disclose their 10 largest holdings, along with the percentage of the relevant fund’s total assets that each of the 10 holdings represents, on troweprice.com on the seventh business day after each month-end. These holdings are listed in numerical order based on such percentage of the fund’s assets. Each monthly top 10 list will remain on the website for six months.

Proxy Portfolio

While a fund’s Proxy Portfolio includes some of a fund’s holdings, it is not the actual portfolio holdings. As discussed earlier, each fund will publish on its website each day a Proxy Portfolio designed to help trading in shares of the fund. The Proxy Portfolio could be based on a broad-based securities index (e.g., the S&P 500) or the fund’s recently disclosed portfolio holdings. The Portfolio Overlap, which is disclosed on each fund’s website, indicates the degree to which the Proxy Portfolio and a fund’s actual portfolio holdings overlap.

Portfolio Holdings Policies

The funds’ Board has adopted policies and procedures with respect to the disclosure of the funds’ portfolio securities. In adopting the policies, the funds’ Board took into account the views of the steering committees of the funds’ investment advisers regarding what information should be disclosed and when and to whom it should be disclosed. The funds’ Board believe the policies they have adopted are in the best interests of the funds and that they strike an appropriate balance between the desire of some persons for information about the funds’ portfolios and the need to protect the funds from potentially harmful disclosures. Additionally, each fund and each person acting on behalf of such fund will comply with and agree to be subject to the requirements of Regulation Fair Disclosure as if it applied to them.

In accordance with these policies, the funds may not disclose non-public portfolio holdings information to unaffiliated third parties except in connection with the day-to-day operations and management of the funds. Non-public portfolio holdings information is provided to the funds’ service providers including, among others, the investment adviser, sub-adviser (if any), custodian, administrator, distributor, transfer agent, INAV calculation agent, accountant, auditor, legal counsel, proxy voting agent, class action claims administrator, and other persons who provide systems or software support in connection with fund operations. The funds in the Price Complex or an affiliate of the funds have entered into nondisclosure agreements with the outside party under which the party undertakes to maintain the funds’ portfolio holdings on a confidential basis and to refrain from trading on the basis of the information. The names of these persons and the services they provide are set forth in the following table under “Fund Service Providers.”

In certain other limited situations, the funds, their officers, investment adviser, subadviser, distributor or affiliates, may provide non-public portfolio holdings information when there is a legitimate business purpose for doing so and such disclosure will not be harmful to the fund. In these situations, the recipient must expressly agree to maintain the disclosed information in confidence or owe a duty of trust or confidence.

From time to time, officers of the funds, the funds’ investment adviser (and investment subadviser, if applicable) or the funds’ distributor (collectively, “TRP”), when interacting with Authorized Participants and liquidity providers with respect to discussing custom basket proposals as described in the Custom Baskets section of this SAI. As part of these discussions, these employees may also discuss with an Authorized Participant or liquidity provider the securities the fund is willing to accept for a creation, and securities that the fund will provide on a redemption. TRP may also discuss portfolio holdings-related information with broker/dealers in connection with settling the fund’s transactions, as may be necessary to conduct business in the ordinary course in a manner consistent with the disclosure in the fund’s current registration statements.

Additionally, when purchasing and selling its securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, as required by ratings and rankings organizations, as well as in connection with litigation involving the funds’ portfolio securities, the funds may disclose one or more of their securities.

T. Rowe Price has adopted and implemented policies and procedures reasonably designed to ensure compliance with the policies governing the disclosure of portfolio holdings, including the requirement to first confirm that an appropriate nondisclosure agreement has been obtained from each recipient of non-public holdings. None of the persons described above will receive any of the information described if, in the sole judgment of T. Rowe Price, the information could be used in a manner that would be harmful to the funds. The funds, T. Rowe Price or any of its affiliates do not receive compensation or other consideration in connection with the disclosure of portfolio holdings information.

T. Rowe Price personnel must not selectively disclose to market participants information pertaining to a fund’s underlying securities holdings or transactions unless such information has been publicly disclosed or as discussed above. Any dissemination of non-public information that could be material must occur to all shareholders at the same time and in a forum typically used to disseminate information broadly.

Fund Service Providers

Service Provider	Service
Bloomberg	Pricing and Data Vendor
BNY Mellon	Middle Office
Broadridge	Printing and Mailing Vendor
Broadridge Systems	Systems Vendor
DG3	Filing Vendor
Donnelley Financial Solutions	Printing and Mailing Vendor
DTCC Derivatives Repository Ltd.	Systems Vendor
FactSet	Systems Vendor
ICE Data Indices, LLC	INAV Calculation Agent
ICE Data Services	Pricing Vendor
Iron Mountain	Records Management Vendor
ISS	Proxy and Systems Vendor
KPMG	Audit and Tax Services
Linedata	Fund Accounting Oversight Platform Vendor
MSCI Inc. and certain affiliates	Investment Risk and Liquidity Analytics Provider
PricewaterhouseCoopers LLP	Independent Registered Public Accounting Firm
Refinitiv	Pricing Vendor
State Street Bank and Trust Company	Transfer Agent, Fund Accounting, Systems Vendor, Custodian, and Securities Lending Agent
CAPITAL STOCK

The Corporation’s charter authorizes the Board to classify and reclassify any and all shares that are then unissued, including unissued shares of capital stock into any number of series, each series consisting of such number of shares and having such designations, such powers, preferences, rights, qualifications, limitations, and restrictions as shall be determined by the Board subject to the 1940 Act and other applicable law. The shares of any such additional series might therefore differ from the shares of the present series of capital stock and from each other as to preferences, conversions, or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, subject to applicable law, and might thus be superior or inferior to the capital stock or to other series in various characteristics. The Board may increase or decrease the aggregate number of shares of stock or the number of shares of stock of any series that the funds have authorized to issue without shareholder approval.

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of or removal of directors (to the extent hereinafter provided) and on other matters submitted to the vote of shareholders. There will normally be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders’ meeting for the election of directors. Except as set forth above, the directors shall continue to hold office and may appoint successor directors. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of directors can, if they choose to do so, elect all the directors of the funds, in which event the holders of the remaining shares will be unable to elect any person as a director. As set forth in the bylaws of the Corporation, a special meeting of shareholders of the Corporation shall be called by the secretary of the Corporation on the written request of shareholders entitled to cast (a) in the case of a meeting for the purpose of removing a director, at least 10% and (b) in the case of a meeting for any other purpose, at least 25%, in each case of all the votes entitled to be cast at such meeting, provided that any such request shall state the purpose or purposes of the meeting and the matters proposed to be acted on. Shareholders requesting such a meeting must pay to the Corporation the reasonably estimated costs of preparing and mailing the notice of the meeting. The Corporation, however, will otherwise assist the shareholders seeking to hold the special meeting in communicating to the other shareholders of the Corporation to the extent required by Section 16(c) of the 1940 Act.

The series set forth in the following table have been established by the Board under the articles of incorporation of the Corporation. Each series represents a separate pool of assets of the Corporation’s shares and has different objectives and investment policies. Maryland law provides that the debts, liabilities, obligations, and expenses incurred with respect to a particular series are enforceable against the assets associated with that series only. The articles of incorporation also provide that the Board may issue additional series of shares. Each share of each fund represents an equal proportionate share in that fund with each other share and is entitled to such dividends and distributions of income belonging to that fund as are declared by the directors. In the event of the liquidation of a fund, each share is entitled to a pro-rata share of the net assets of that fund. Each fund is registered with the SEC under the 1940 Act as an open-end management investment company.

Corporation	Year of Inception
T. Rowe Price Exchange-Traded Funds, Inc. (corporation)	2019
T. Rowe Price Blue Chip Growth ETF (series)	2020
T. Rowe Price Dividend Growth ETF (series)	2020
T. Rowe Price Equity Income ETF (series)	2020
T. Rowe Price Growth Stock ETF (series)	2020
T. Rowe Price U.S. Equity Research ETF (series)	2021
PRICING OF SECURITIES

Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

Debt securities are generally traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in government money market funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Exchange-traded futures contracts are valued at closing settlement prices.

Price Funds Investing in Foreign Securities

Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction.

Trading in the portfolio securities of the funds may take place in various foreign markets on certain days when the funds are not open for business and do not calculate their NAV. As a result, NAVs may be significantly affected by trading on days when shareholders cannot make transactions. In addition, trading in the funds’ portfolio securities may not occur on days when the funds are open. The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE if the funds determine that developments between the close of a foreign market and the close of the NYSE (normally 4 p.m. ET) will affect the value of some or all of a fund’s portfolio securities. Each business day, each fund uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decides whether it is necessary to adjust the quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund cannot predict how often it will use quoted prices or how often it will determine it necessary to adjust those prices to reflect fair value.

However, because the fund’s investments are required to synchronously trade with the fund’s shares, the risk of securities not trading on a day or at a time the fund is open is minimized.

Fair Value

The values assigned to private placements and those investments for which the valuation procedures previously described are inappropriate, are stated at fair value as determined in good faith by the Valuation Committee. The Valuation Committee is an internal committee that has been delegated certain responsibilities by the funds’ Board to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford the greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. The Price Funds rely on various sources to calculate their net asset values. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by fund accounting providers, pricing sources, technological issues, or otherwise.

NET ASSET VALUE PER SHARE

The purchase and redemption price of the funds’ shares in Creation Units is equal to the funds’ NAV per share or share price. The funds determine their NAV per share by subtracting their liabilities (including accrued expenses and dividends payable) from their total assets (the market value of the securities the funds hold plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. The NAV per share of the funds is calculated as of the close of regular trading on the NYSE, normally 4 p.m. ET, every day the NYSE is open for trading. However, the NAV may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Determination of NAV (and the offering, sale, redemption, and purchase of shares) for the funds may be suspended at times (a) during which the NYSE is closed, other than customary weekend and holiday closings; (b) during which trading on the NYSE is restricted; (c) during which an emergency exists as a result of which disposal by the funds of securities owned by them is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of their net assets; or (d) during which a governmental body having jurisdiction over the funds may by order permit such a suspension for the protection of the funds’ shareholders, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) shall govern as to whether the conditions prescribed in (b), (c), or (d) exist.

INAV

In order to provide additional information regarding the indicative value of shares of the funds, the listing exchange or the market data vendor, which is listed in the “Fund Service Providers” section, disseminates each fund’s INAV every 15 seconds through the facilities of the Consolidated Tape Association, or through other widely disseminated means. An independent INAV provider will calculate the INAV for each fund during the listing exchange’s core trading session. A fund’s INAV will represent the fund’s estimated NAV, which will be the value of the fund’s assets on a per share basis. More specifically, an independent INAV provider calculates the INAV for each fund during the listing exchange’s core trading session by dividing the “Intraday Fund Value” (as defined below) as of the time of the calculation by the total number of outstanding shares of that fund. “Intraday Fund Value” is the sum of the fund’s assets, including the amount of cash held in a fund’s portfolio, the amount of accrued assets, such as interest, dividends and distributions owed to a fund, and the value of the securities held in the fund’s portfolio, minus the amount of a fund’s accrued liabilities as of the fund’s previous day’s NAV calculation. The Intraday Fund Value is also based on intraday estimates of securities values. The INAV will be calculated based on the midpoint of the National Best Bid and Offer of a fund’s investments (other than cash, cash equivalents and Treasury securities). The INAV for a fund will be calculated by the INAV provider using the portfolio holdings from the previous day, as provided by the custodian prior to the open of trading on the calculation day.

The INAV is intended to include an estimated accrued interest, dividends and other distributions owed to the fund, less expenses. The INAV does not necessarily reflect the precise composition of the current portfolio of securities held by a fund at a particular point in time. Additionally, the quotations and/or valuations of certain of a fund’s holdings may not be updated during U.S. trading hours if such holdings do not trade in the United States, which could affect premiums and discounts between the INAV and the market price of the shares. The funds, T. Rowe Price and their affiliates do not make any warranty as to the accuracy of these calculations. Therefore, a fund’s INAV disseminated during the listing exchange trading hours should not be viewed as a real-time update of the fund’s NAV, which is calculated only once a day, and may not reflect the best possible valuation of a fund’s current portfolio. The INAV does not provide an estimated value of the Proxy Portfolio.

The adviser will bear responsibility for the oversight of the process for calculating and disseminating the INAV. A governance group of the adviser will monitor the accuracy and dissemination of each fund’s INAV throughout the trading day and track whether there were any material errors in the disseminated INAV. The governance group of the adviser will oversee the INAV service provider’s controls, methodologies, policies and procedures in a manner based on the adviser’s oversight of third-party pricing vendors. The adviser annually will report to the funds’ Audit Committee on this oversight, as well as information regarding any material errors or issues of which the adviser and the Governance Group become aware during the year. The Audit Committee will review material changes to the INAV procedures.

DIVIDENDS AND DISTRIBUTIONS

Dividends and other distributions on shares are distributed on a pro-rata basis to beneficial owners of the shares. Beneficial owners are owners of beneficial interests in fund shares. Dividend payments are made through the Depository Trust Company (DTC) Participants and Indirect Participants to beneficial owners then of record with proceeds received from each fund.

Dividend Reinvestment Service The funds do not provide a reinvestment service. Financial intermediaries, at their own discretion, may offer a dividend reinvestment service under which shares are purchased in the secondary market at current market prices. Investors should consult their financial intermediary for further information regarding any dividend reinvestment service offered.

PURCHASE AND REDEMPTION OF CREATION UNITS

General

The Corporation offers, issues and sells shares of each fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the fund’s NAV next determined after receipt of an order in “proper form” (as defined below) on any Business Day. A “Business Day” is generally any day on which the listing exchange is open for business. The

Corporation reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than a fund’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the listing exchange is stopped at a time other than its regularly scheduled closing time. The Corporation reserves the right to advance the time by which creation and redemption orders must be received for same Business Day credit as otherwise permitted by the SEC.

The number of shares of a fund that constitute a Creation Unit for such fund is set forth in the fund’s prospectus. In its discretion, the Corporation reserves the right to increase or decrease the number of shares that constitutes a Creation Unit for a fund. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A fund may only issue Creation Units to, or redeem Creation Units from, an Authorized Participant, which is a member or participant of a clearing agency registered with the Commission, which has executed a written agreement with the fund or Distributor that allows the Authorized Participant to place orders for the purchase and redemption of Creation Units (Participant Agreement). An Authorized Participant generally is either (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System (the “Clearing Process”) of the National Securities Clearing Corporation (NSCC), a clearing agency that is registered with the SEC, or (ii) a “DTC Participant,” i.e., eligible to utilize the Fed Book Entry System and/or DTC. Additional information about book entry and DTC as securities depository is in the section, “Book Entry Only System.”

All orders to purchase or redeem Creation Units must be placed by an Authorized Participant. An Authorized Participant may place orders for the creation or redemption of Creation Units through the Clearing Process, the Fed Book-Entry System and/or DTC, subject to the procedures set forth in the Participant Agreement. Pursuant to the terms of its Participant Agreement, an Authorized Participant will agree, and on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that the Authorized Participant will make available in advance of each purchase of shares an amount of cash sufficient to pay the Cash Component (defined below), together with the transaction fees described below. An Authorized Participant acting on behalf of an investor may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants may make appropriate arrangements with an Authorized Participant to submit orders to purchase or redeem Creation Units of a fund. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed a Participant Agreement and that, therefore, orders to purchase Creation Units may have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. At any given time, there may be only a limited number of Authorized Participants. In addition, the Distributor may be appointed as the proxy of the Authorized Participant and may be granted a limited power of attorney under the Participant Agreement.

Purchase (Creations)

Portfolio Deposit The consideration for purchase of a Creation Unit of a fund generally consists of an in-kind deposit of a portfolio of securities, a “Cash Component” defined below, plus any applicable administrative or other transaction fees. Except where the purchase will include cash under the circumstances specified below, purchasers will be required to purchase Creation Units by making an in-kind deposit of specified instruments (Deposit Securities). The names and quantities of the instruments that constitute the Deposit Securities will be the same as a fund’s designated Proxy Portfolio, except when Custom Baskets (as defined below) are permitted or required by a fund, which may include, but is not limited to, the following: to the extent that the fund requires purchases to be made entirely or in part on a cash basis, as described below or, in a case where the fund’s designated Proxy Portfolio is a broad-based securities index (e.g., the S&P 500), the Deposit Securities for a fund may be an existing ETF which tracks the same broad-based securities index.

If there is a difference between the NAV attributable to a Creation Unit and the aggregate market value of the Deposit Securities exchanged for the Creation Unit, the party conveying instruments with the lower value will also pay to the other an amount in cash equal to that difference (the “Cash Component”). The Cash Component, which is sometimes called the “Balancing Amount,” serves to compensate for any differences between the NAV per Creation Unit and the Deposit

Securities. Payment of any stamp duty or other similar fees, taxes, and expenses payable upon transfer of beneficial ownership of the Deposit Securities are the sole responsibility of the Authorized Participant purchasing the Creation Unit.

A fund that normally issues and redeems Creation Units in kind may require purchases and redemptions to be made entirely or in part on a cash basis. In such an instance, the fund will announce, before the open of trading on a given Business Day, that all purchases, all redemptions or all purchases and redemptions on that day will be made wholly or partly in cash. A fund may also determine, upon receiving a purchase or redemption order from an Authorized Participant to have the purchase or redemption, as applicable, be made entirely or in part in cash.

Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any fund.

Each Business Day, before the open of trading on the listing exchange, the funds will cause to be published through the NSCC the names and quantities of the instruments comprising the Portfolio Deposit for that day. The published Portfolio Deposit will apply until a new Portfolio Deposit is announced on the following Business Day, and there will be no intra-day changes to the Portfolio Deposit except to correct errors in the published Portfolio Deposit. The Proxy Portfolio will be published each Business Day regardless of whether a fund decides to issue or redeem Creation Units entirely or in part on a cash basis. The identity and number of shares of the Deposit Securities required for a Portfolio Deposit will change as the Proxy Portfolio of the fund changes or corporate action events are reflected, and when Custom Baskets (defined below) are used.

The Corporation reserves the right to permit or require an order containing the substitution of an amount of cash—i.e., a “cash in lieu” amount—to be added, at its discretion, to the Cash Component to replace one or more Deposit Securities. For example, a cash substitution may be permitted or required for any Deposit Security that (i) may not be available in sufficient quantity for delivery, (ii) may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), (iii) might not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting, or (iv) in certain other situations at the sole discretion of the Corporation. A fund also may permit or require the consideration for Creation Unit Aggregations to consist solely of cash, as described below.

Cash Creations If a fund permits or requires partial or full cash creations, such purchases shall be effected in essentially the same manner as in-kind purchases. In the case of a cash creation, the Authorized Participant must pay the same Cash Component required to be paid by an in-kind purchaser, plus the Deposit Amount (i.e., the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, as described in above).

Trading costs, operational processing costs and brokerage commissions associated with using cash to purchase requisite Deposit Securities will be incurred by a fund and will affect the value of the shares; therefore, such funds may require Authorized Participants to pay transaction fees to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities (see “Creation and Redemption Transaction Fees” below).

Creation Orders

Procedures for Creation of Creation Units The funds will issue and redeem Shares in Creation Units at the NAV per Share next determined after an order in proper form is received. Orders must be transmitted by an Authorized Participant, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. Authorized Participants purchasing Creation Units of funds that invest in domestic equity securities (Domestic Equity Funds) may transfer Deposit Securities in one of two ways: (i) through the Clearing Process (see “Placing Creation Orders Using the Clearing Process”), or (ii) with a fund “outside” the Clearing Process through the facilities of DTC (see “Placing Creation Orders Outside the Clearing Process”). The Clearing Process is not currently available for purchases or redemptions of Creation Units of funds that invest in foreign securities (International Equity Funds). Accordingly, Authorized Participants submitting creation orders for such funds must effect those transactions outside the Clearing Process, as described further below. The funds are unlikely to invest in securities that require transfer outside the Clearing Process.

Validly submitted orders to purchase or redeem Creation Units on each Business Day will be accepted until the NYSE market close (Order Cut-Off Time), generally 4:00 p.m. ET, on the Business Day that the order is placed (Transmittal Date). All Creation Unit orders must be received by the Distributor or Transfer Agent no later than the Order Cut-Off Time in order to receive the NAV determined on the Transmittal Date. Additionally, on days when the NYSE, the relevant

Exchange or the bond markets close earlier than normal, the Corporation may require creation orders to be placed earlier in the day.

Orders must be transmitted by an Authorized Participant by telephone, online portal or other transmission method acceptable to the Transfer Agent and the Distributor. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent, the Distributor or an Authorized Participant. Authorized Participants placing creation orders should afford sufficient time to permit proper submission of the order. Orders effected outside the Clearing Process likely will require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected through the Clearing Process. Authorized Participants placing orders outside the Clearing Process should ascertain all deadlines applicable to DTC and the Federal Reserve Bank wire system. Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (see “Creation and Redemption Transaction Fees” below).

A creation order is considered to be in “proper form” if: (i) a properly completed irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf) not later than the fund’s specified Order Cut-Off Time on the Transmittal Date, and (ii) arrangements satisfactory to the applicable fund are in place for payment of the Cash Component and any other cash amounts which may be due, and (iii) all other procedures regarding placement of a creation order set forth in the Participant Agreement are properly followed. Special procedures are specific to Custom Orders, as set forth in the Participant Agreement.

All questions as to the number of shares of each security in the Deposit Securities to be delivered, and the validity, form, eligibility (including time of receipt) and acceptance for deposit of any securities to be delivered shall be determined by each fund, and such fund’s determination shall be final and binding.

Placing Creation Orders Using the Clearing Process The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Portfolio Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent to transmit, on behalf of the Participating Party, such trade instructions to the NSCC as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions, the Participating Party agrees to deliver the Portfolio Deposit to the Transfer Agent, together with such additional information as may be required by the Distributor.

Placing Creation Orders Outside the Clearing Process Portfolio Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a creation order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation instead will be effected through a transfer of securities and cash directly through DTC.

Authorized Participants purchasing Creation Units of shares of International Equity Funds must have international trading capabilities. Once the Custodian has been notified of an order to purchase Creation Units of an International Equity Fund, it will provide such information to the relevant sub-custodian(s) of each such fund. The Custodian shall then cause the sub-custodian(s) of each such fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Portfolio Deposit. Deposit Securities must be maintained by the applicable local sub-custodian(s).

Acceptance of Creation Orders Using the Clearing Process, the Transfer Agent will deliver to the Authorized Participant a confirmation of acceptance of a creation order within 15 minutes of the receipt of a submission received in proper form. Outside of using the Clearing Process, the Authorized Participant will receive an acknowledgment of the creation order acceptance. A creation order is deemed to be irrevocable upon the delivery of the confirmation of acceptance, subject to the conditions below.

The Corporation reserves the absolute right to reject or revoke a creation order transmitted to it by the Distributor in respect of a fund if: (i) the order is not in proper form; (ii) the investor(s) (including Authorized Participant, any beneficial owners, or group of related beneficial owners), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of that fund; (iii) the Deposit Securities or Deposit Cash, as applicable, delivered are not as disseminated through the facilities of the NSCC for that date by the Custodian; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the fund; (v) acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Portfolio Deposit would otherwise, in the discretion of the Corporation or the

Adviser have an adverse effect on the Corporation or the rights of beneficial owners; or (vii) there exist circumstances outside the control of the Corporation that make it impossible to process creation orders for all practical purposes. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Corporation, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the Transfer Agent, a sub-custodian or any other participant in the creation process, and similar extraordinary events. The Transfer Agent shall notify a prospective purchaser of a Creation Unit (and/or the Authorized Participant acting on its behalf) of the rejection of such creation order. The Corporation, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, nor shall any of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Except as provided herein, a Creation Unit will not be issued until the transfer of good title to the applicable fund of the Deposit Securities as well as payment of the Cash Component have been completed.

Notwithstanding the foregoing, a fund may issue Creation Units to an Authorized Participant, notwithstanding the fact that the corresponding Portfolio Deposit has not been delivered in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible. To secure such undertaking, the Authorized Participant must deposit and maintain cash collateral in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 115% of the market value of the undelivered Deposit Securities. In such circumstances, the creation order shall be deemed to be received on the Transmittal Date, provided that (i) such order is placed in proper form prior to the Order Cut-Off Time, and (ii) requisite federal funds in an appropriate amount are delivered by certain deadlines on the contractual settlement date, as set forth in such Participant Agreement. If such order is not placed in proper form prior to the Order Cut-Off Time, and/or all other deadlines and conditions set forth in the Participant Agreement relating to such additional deposits are not met, then the order may be deemed to be canceled or rejected, and the Authorized Participant shall be liable to the fund for losses, if any, resulting therefrom. The Corporation may use such collateral at any time to buy Deposit Securities for the funds, and the Authorized Participant agrees to accept liability for any shortfall between the cost to the Corporation of purchasing such Deposit Securities and the value of the collateral, which may be sold by the Corporation at such time, and in such manner, as the Corporation may determine in its sole discretion.

Using the Clearing Process An Authorized Participant that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities expected to be delivered through NSCC, and (ii) the Cash Component, if any, to the Transfer Agent by means of the Corporation’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement date – i.e., generally, the second Business Day following the Transmittal Date (T+2). At that time, the Transfer Agent shall initiate procedures to transfer the requisite shares and the Cash Component, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2). In addition, any Transaction Fees obligations must be satisfied.

Outside the Clearing Process—Domestic Equity Funds An Authorized Participant that is a DTC Participant that orders a creation outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite Deposit Securities through DTC, and (ii) the Cash Component, if any, through the Federal Reserve Bank wire system or DTC. Such Deposit Securities must be received by the Transfer Agent by 11:00 a.m., Eastern time on the “regular way” settlement date (i.e., T+2), while the Cash Component must be received by 2:00 p.m., Eastern time on that same date. Otherwise, the creation order shall be canceled or rejected. For creation units issued principally for cash (as discussed above), the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date (as defined below). At that time, the Transfer Agent shall initiate procedures to transfer the requisite shares through DTC and the Cash Component, if any, through the Federal Reserve Bank wire system so as to be received by the purchaser no later than T+2 (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Equity Funds Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian on or before 11 a.m., Eastern time, on the Contractual Settlement Date. The “Contractual Settlement Date” is the earlier of (i) the date upon which all of the required Deposit Securities, the Cash Component and any other cash amounts which may be due are delivered to the Corporation and (ii) the latest day for settlement on the customary settlement cycle in the jurisdiction where any of the securities of the relevant fund are customarily traded. The Authorized Participant also must make available by the Contractual Settlement Date funds estimated by the Corporation to be sufficient to pay the Cash Component, if any. For Creation Units issued principally for cash, the DTC Participant shall be required to transfer the Cash Component through the Federal Reserve Bank wire system to be received by 2:00 p.m., Eastern time on the Contractual Settlement Date. When the sub-custodian confirms to the Custodian that the required securities included in the Portfolio Deposit (or, when permitted in the sole discretion of the Corporation, the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Custodian shall notify the Distributor and Transfer Agent, and the Corporation will issue and cause the delivery of the Creation Unit of shares via DTC so as to be received by the purchaser no later than T+2.

Creation and Redemption Transaction Fees

The funds may recoup the settlement and other transaction costs by imposing a transaction fee on purchasing or redeeming Creation Units (Transaction Fee). The maximum Transaction Fee for each fund is stated below. The funds reserve the right to adjust any Transaction Fee as necessary.

Fund	Transaction Fee
T. Rowe Price Blue Chip Growth ETF	$150
T. Rowe Price Dividend Growth ETF	$150
T. Rowe Price Growth Stock ETF	$150
T. Rowe Price Equity Income ETF	$150
T. Rowe Price U.S. Equity Research ETF	$200

Additionally, the Adviser may charge an additional, variable fee (sometimes referred to as a “cash-in-lieu” fee) to the extent a fund permits Authorized Participants to create or redeem Creation Units for cash, or otherwise substitute cash for any Deposit Security. Such cash-in-lieu fees are payable to a fund and are charged to defray the transaction cost to a fund of buying (or selling) Deposit Securities, to cover spreads and slippage costs and to protect existing shareholders. The cash-in-lieu fees will be negotiated between the Corporation and the Authorized Participant and may be different for any given transaction, Business Day or Authorized Participant; however in no instance will such cash-in-lieu fees exceed 2% of the value of a Creation Unit. From time to time, the Adviser, in its sole discretion, may adjust a fund’s cash-in-lieu fees or reimburse Authorized Participants for all or a portion of the creation or redemption transaction fees.

Redemptions

Fund Securities Shares may be redeemed only by Authorized Participants at their NAV per share next determined after receipt by the Distributor of a redemption request in proper form. A fund will not redeem shares in amounts less than a Creation Unit. Beneficial owners of shares may sell their shares in the secondary market, but they must accumulate enough shares to constitute a Creation Unit to redeem those shares with a fund. There can be no assurance that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.

Except where the redemption will include cash under the circumstances specified below, shareholders redeeming their shares will receive an in-kind transfer of specified instruments (Fund Securities). The names and quantities of the instruments that constitute the Fund Securities for a fund will be the same as the fund’s designated Proxy Portfolio, except when custom baskets are permitted or required by a fund, which may include, but is not limited to, the following: to the extent that the fund requires purchases and redemptions to be made entirely or in part on a cash basis, as described below or, in a case where the fund’s designated Proxy Portfolio is a broad-based securities index (e.g., the S&P 500), the Deposit Securities and the Fund Securities for a fund may be an existing ETF which tracks the same broad-based securities index. In addition, the Corporation reserves the right to permit or require an amount of cash to be added, at its discretion, to the Cash Redemption Amount to replace one or more Fund Securities.

The redemption proceeds for a Creation Unit generally consist of the Fund Securities, plus or minus an amount of cash denominated in U.S. dollars (the “Cash Redemption Amount”), representing an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the total aggregate market value of the Fund Securities, less any applicable Transaction Fees, as discussed above. The Cash Redemption Amount is calculated in the same manner as the Cash Component. To the extent that the Fund Securities have a value greater than the NAV of the shares being redeemed, a Cash Redemption Amount payment equal to the differential is required to be paid by the redeeming shareholder.

Each fund, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the applicable exchange, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day, as well as the Cash Redemption Amount. Such Fund Securities and the corresponding Cash Redemption Amount are applicable to effect redemptions of Creation Units of a fund until such time as the next-announced composition of the Fund Securities and Cash Redemption Amount is made available. Further, the identity and number of shares of the Fund Securities may change pursuant to, among other matters, changes in the composition of the fund’s portfolio, as rebalancing adjustments and corporate action events are reflected, and when Custom Baskets (defined below) are used.

Cash Redemptions The funds (as set forth in the prospectus) generally will pay out the proceeds of redemptions of Creation Units partially or principally for cash (or through any combination of cash and Fund Securities). In addition, an Authorized Participant may request a redemption in cash that a fund may, in its sole discretion, permit. In either case, the Authorized Participant will receive a cash payment in an amount equal to the NAV of its shares next determined after a redemption request is received (less any redemption transaction fees imposed, as specified above).

Redemptions of shares will be subject to compliance with applicable federal and state securities laws and each fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Corporation could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Procedures for Redemption of Creation Units Orders must be transmitted by an Authorized Participant, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement, and such procedures may change from time to time. Authorized Participants seeking to redeem shares of Domestic Equity Funds may transfer Creation Units through the Clearing Process (see “Placing Redemption Requests Using the Clearing Process”) or outside the Clearing Process through the facilities of DTC (see “Placing Redemption Requests Outside the Clearing Process”). As noted above, the Clearing Process is not currently available for redemptions of Creation Units of International Equity Funds; accordingly, Authorized Participants seeking to redeem shares of such funds must effect such transactions outside the Clearing Process.

Validly submitted orders to redeem Creation Units on each Business Day will be accepted until the Order Cut-Off Time on the Business Day that the order is placed. All Creation Unit orders must be received by the Distributor no later than the Order Cut-Off Time in order to receive the NAV determined on the Transmittal Date. When the listing exchange closes earlier than normal, a fund may require orders for Creation Units to be placed earlier in the Business Day.

A redemption request will be considered to be in “proper form” if (i) a duly completed request form is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor at the specified Order Cut-Off Time, and (ii) arrangements satisfactory to the fund are in place for the Authorized Participant to transfer or cause to be transferred to the fund the Creation Unit of such fund being redeemed on or before contractual settlement of the redemption request.

As discussed, a redeeming investor will pay a Transaction Fee to offset the fund’s trading costs, operational processing costs, brokerage commissions and other similar costs incurred in transferring the Fund Securities from its account to the account of the redeeming investor. An entity redeeming shares in Creation Units outside the Clearing Process may be required to pay a higher Transaction Fee than would have been charged had the redemption been effected through the Clearing Process. A redeeming investor receiving cash in lieu of one or more Fund Securities may also be assessed a higher transaction fee on the cash in lieu portion. This higher Transaction Fee will be assessed in the same manner as the Transaction Fee incurred in purchasing Creation Units.

Redemption Requests

Placing Redemption Requests Using the Clearing Process Requests to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement, in such form and by such transmission method acceptable to the Transfer Agent or Distributor, pursuant to procedures set forth in the Participant Agreement.

Placing Redemption Requests Outside the Clearing Process Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place a redemption order outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption instead will be effected through a transfer of fund shares directly through the DTC.

In the case of shares of International Equity Funds, upon redemption of Creation Units and taking delivery of the Fund Securities into the account of the redeeming shareholder or an Authorized Participant acting on behalf of such investor, such person must maintain appropriate custody arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which any of such Fund Securities are customarily traded.

Acceptance of Redemption Requests The Transfer Agent will deliver to the Authorized Participant a confirmation of acceptance of a request to redeem shares in Creation Units within 15 minutes of the receipt of a submission received in proper form. A redemption order is deemed to be irrevocable upon the delivery of the confirmation of acceptance.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a fund or determination of a fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Custom Baskets

The basket of securities included in a Fund Deposit and a Redemption Basket may be the fund’s Proxy Portfolio or the fund may utilize Custom Baskets provided that certain conditions are met. A Custom Basket is any basket different from the fund’s Proxy Portfolio. The Corporation has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for custom baskets.

Issuance of Fund Securities

To the extent contemplated by a Participant Agreement, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Distributor, on behalf of the fund, by the closing time of the regular trading session on the Exchange on the date such redemption request is submitted, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value at least equal to 115% of the market value of the missing shares. The Corporation may use such collateral at any time to purchase the missing shares, and will subject the Authorized Participant to liability for any shortfall between the cost of the fund acquiring such shares and the value of the collateral, which may be sold by the Corporation at such time, and in such manner, as the Corporation may determine in its sole discretion.

Using the Clearing Process An Authorized Participant that is a Participating Party is required to transfer to the Transfer Agent: (i) the requisite shares, and (ii) the Cash Redemption Amount, if any, to the Transfer Agent by means of the Corporation’s Clearing Process. In each case, the delivery must occur by the “regular way” settlement—date (i.e., T+2). At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities and the Cash Redemption Amount, if any, through the Clearing Process so as to be received no later than on the “regular way” settlement date (i.e., T+2).

Outside the Clearing Process—Domestic Equity Funds An Authorized Participant that is a DTC Participant making a redemption request outside the Clearing Process is required to transfer to the Transfer Agent: (i) the requisite shares through DTC, and (ii) the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system. Such shares and Cash Redemption Amount must be received by the Transfer Agent by 11 a.m. ET on the Contractual Settlement Date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2 (except as otherwise set forth in the Participant Agreement).

Outside the Clearing Process—International Equity Funds A redeeming Authorized Participant must maintain appropriate securities broker-dealer, bank or other custody arrangements to which account such in-kind redemption proceeds will be delivered. If neither the redeeming beneficial owner nor the Authorized Participant acting on its behalf has appropriate arrangements to take delivery of the Fund Securities in the applicable jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdiction, the beneficial owner will be required to receive its redemption proceeds in cash.

Arrangements satisfactory to the Corporation must be in place for the Authorized Participant to transfer Creation Units through DTC on or before the settlement date. At that time, the Transfer Agent shall initiate procedures to transfer the requisite Fund Securities through DTC and the custodial network and the Cash Redemption Amount, if any, through the Federal Reserve Bank wire system so as to be received no later than T+2. However, the schedule of holidays in certain countries may cause the delivery of in-kind redemption proceeds to take longer than T+2. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

Regular Holidays

A fund may effect deliveries of Creation Units and Fund Securities on a basis other than T+2 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Corporation to effect in-kind creations and redemptions on a T+2 basis is subject, among other things, to the condition that, in the time between the order date and the delivery date, there are no days that are holidays in an applicable foreign market. For every occurrence of one or more such intervening holidays that are not holidays observed in the U.S., the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies also may prevent a fund from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring Fund Securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days, but in no event longer than 15 calendar days, for some funds in certain circumstances.

TAX STATUS

The tax discussion in the prospectus and this SAI provides only a brief summary of some of the tax consequences affecting the funds and the shareholders of the funds in general under the U.S. federal income tax law. You may also be subject to foreign, state, and local laws, which are not discussed here. No attempt has been made to discuss tax consequences specifically applicable to any particular shareholder. You should discuss with your tax advisor to determine tax consequences applicable to you and your investments.

Taxation of the Funds

The funds intend to qualify as “regulated investment companies” under Subchapter M of the Code. A number of factors could adversely affect the fund’s qualification as a regulated investment company, including the lack of clear tax guidance in applying certain tests under Subchapter M of the Code and sudden geopolitical and market events affecting the fund’s ability to adjust its portfolio. If, in any taxable year, a fund does not qualify as a regulated investment company under the Code: (1) the fund would be taxed at the normal corporate rates on the entire amount of its taxable income, if any, without a deduction for dividends or other distributions to shareholders; (2) the fund’s distributions, to the extent made out of the fund’s current or accumulated earnings and profits, would be taxable to shareholders as ordinary dividends regardless of whether they would otherwise have been considered capital gain dividends; (3) the fund’s distributions may qualify for taxation at a reduced rate for non-corporate shareholders and for the deduction for dividends received by corporations; and (4) foreign tax credits and qualified REIT dividends, as explained in “Taxation of Fund Shareholders” below, would not “pass through” to shareholders. A fund may avoid losing its qualification as a regulated investment company under certain circumstances by using remedies provided in the Code, but such remedies may still result in a significant tax penalty to the fund.

To be entitled to the special tax benefits applicable to regulated investment companies, the funds will be required to distribute the sum of 90% of their investment company taxable income and 90% of their net tax-exempt income, if any, each year. The investment company taxable income may include income required to be accrued before the fund receives cash associated with such income (e.g., an original issue discount or market discount associated with debt obligations) and income or gains allocated from an investment in a partnership. In order to avoid federal income tax, the funds must distribute all of their investment company taxable income, including any accrued income, and realized long-term capital gains for each fiscal year within 12 months after the end of the fiscal year. To avoid federal excise tax, the funds must declare dividends by December 31 of each year equal to at least 98% of ordinary income (as of December 31) and 98.2% of capital gains (as of October 31) and distribute such amounts prior to February 1 of the following calendar year. In some cases, a fund may have to make additional dividend distributions on subsequently determined undistributed income for a prior tax year. Shareholders are required to include such distributions in their income for federal income tax purposes whether dividends and capital gain distributions are paid in cash or in additional shares. If a fund is not able to meet the distribution requirements, the fund may have to pay tax on the undistributed income.

Taxation of Fund Shareholders

For individual shareholders, a portion of the funds’ ordinary dividends representing “qualified dividend income” may be subject to tax at the lower rate applicable to long-term capital gains, rather than ordinary income. “Qualified dividend income” is composed of certain dividends received from domestic and qualified foreign corporations. It excludes dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends on nonqualified foreign corporations, and dividends on stocks the funds have not held for more than 60 days during the 121-day period beginning 60 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Individual shareholders can only apply the lower rate to the qualified portion of the funds’ dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds’ dividends. Little, if any, of the ordinary dividends paid by bond, international, and money market funds, is expected to qualify for this lower rate.

For taxable years beginning after December 31, 2017 and before January 1, 2026, certain taxpayers, such as individuals, trusts and estates, may be eligible to claim, subject to limitations, a 20% federal income tax deduction for certain qualified business income, including “qualified REIT dividends” from real estate investment trusts (REITs) and “qualified publicly traded partnership income” from publicly traded partnerships (PTPs). The IRS has issued final regulations allowing funds to pass through qualified REIT dividends to their shareholders. A fund that decides to pass through the qualified REIT dividends will report such dividends to its shareholders in accordance with the IRS requirements. Due to the lack of IRS guidance on passing through qualified publicly traded partnership income, a fund that invests directly or indirectly in PTPs will not pass through any qualified publicly traded partnership income derived by the fund. As a result, investors that invest directly in PTPs may be entitled to this 20% deduction for qualified publicly traded partnership income while shareholders in a fund that invests directly or indirectly in PTPs will not be entitled to this 20% deduction for qualified publicly traded partnership income derived by the fund.

For corporate shareholders, a portion of the funds’ ordinary dividends may be eligible for the deduction for dividends received by corporations to the extent the funds’ income consists of dividends paid by U.S. corporations. This deduction does not include dividends representing payments in lieu of dividends related to loaned securities, dividends received on certain hedged positions, dividends received from certain foreign corporations, and dividends on stocks the funds have not held for more than 45 days during the 91-day period beginning 45 days before the stock became ex-dividend (90 and 181 days for certain preferred stock). Corporate shareholders can only apply the lower rate to the qualified portion of the funds’ dividends if they have held the shares in the funds on which the dividends were paid for the holding period surrounding the ex-dividend date of the funds’ dividends. Little, if any, of the ordinary dividends paid by the bond, international, and money market funds is expected to qualify for this deduction. Long-term capital gain distributions paid by the funds are not eligible for the dividends-received deduction.

Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend declared by the fund in October, November, or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net realized long-term capital gains, if any, that a fund reports as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund. Such dividends will not be eligible for the dividends received deduction. Dividends and distributions paid by a fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Special rules apply, however, to regular dividends paid to individuals. Such a dividend may be subject to tax at the rates generally applicable to long-term capital gains for individuals, provided that the individual receiving the dividend satisfies certain holding period and other requirements.

The funds may treat a portion of amounts paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in net asset value. This practice, commonly referred to as “equalization,” has no effect on redeeming shareholders or a fund’s total return, and reduces the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. Because of uncertainties surrounding some of the technical issues relating to computing the amount of equalization, it is possible that the IRS could challenge the funds’ equalization methodology or calculations, and any such challenge could result in additional dividend income to shareholders, additional tax, interest, or penalties to be paid by the funds.

At the time of your purchase of shares, the funds’ net asset value may reflect undistributed income, capital gains, or net unrealized appreciation of securities held by the funds. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable as either dividend or capital gain distributions. The funds may be able to reduce the amount of such distributions by utilizing their capital loss carryovers, if any. For federal income tax purposes, the funds are permitted to carry forward any net realized capital losses indefinitely and use such losses, subject to applicable limitations, to offset net capital gains up to the amount of such losses without being required to pay taxes on, or distribute, such gains.

However, the amount of capital losses that can be carried forward and used in any single year may be limited if a fund experiences an “ownership change” within the meaning of Section 382 of the Code. An ownership change generally results when the shareholders owning 5% or more of the fund increase their aggregate holdings by more than 50 percentage points over a three-year period. An increase in the amount of taxable gains distributed to a fund’s shareholders could result from an ownership change. The Price Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions. Moreover, because of circumstances beyond a fund’s control, there can be no assurance that a fund will not experience, or has not already experienced, an ownership change.

Upon the sale of your shares in a fund, you will realize a taxable gain or loss equal to the difference between the amount realized and your basis in the shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in your hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share during such six-month period.

Net investment income, including interest, dividends, and capital gains, derived by U.S. individuals with income exceeding certain thresholds and certain estates and trusts may be subject to additional income taxes.

Taxation of Foreign Shareholders

Foreign shareholders may be subject to U.S. tax on the sale of shares in any fund, or on distributions of ordinary income and/or capital gains realized by a fund, depending on a number of factors, including the foreign shareholder’s country of tax residence, its other U.S. operations (if any), and the nature of the distribution received. Foreign shareholders should consult their own tax adviser to determine the precise U.S. and local tax consequences to an investment in any fund.

A 30% withholding tax is currently imposed on all or a portion of any dividends paid, but not on gross proceeds from a fund redemption (until further guidance to the contrary is issued by the U.S. government) to: (i) foreign financial institutions, including non-U.S. investment funds and trusts, unless they agree to collect and disclose to the IRS, or in certain cases to their country of residence, information regarding their direct and indirect U.S. account holders or are exempt from these requirements and certify as such and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners. To avoid withholding, nonexempt foreign financial institutions will need to enter into agreements with the IRS (unless resident in a country that provides for an alternative regime through an intergovernmental agreement with the U.S.) stipulating that they will provide the IRS with certain information (including name, address, and taxpayer identification number) for direct and indirect U.S. account holders, comply with due diligence procedures with respect to the identification of U.S. accounts, report to the IRS certain information with respect to U.S. accounts maintained, and agree to withhold tax on certain payments made to non-compliant foreign financial institutions or to account holders who fail to provide the required information. Other foreign entities will need to provide the name, address, and taxpayer identification number of each substantial U.S. owner or certifications of no substantial U.S. ownership unless certain exceptions apply.

Certain properly reported distributions of qualifying interest income or short-term capital gain made by a fund to its foreign shareholders are exempt from U.S. withholding tax, provided such foreign shareholders furnish valid tax documentation certifying such foreign shareholders’ non-U.S. status. A fund is permitted, but is not required, to report any of its distributions as eligible for such relief, and some distributions (e.g., distributions of interest a fund receives from non-U.S. issuers) are not eligible for this relief. For some funds, T. Rowe Price may choose to report qualifying distributions and apply the withholding tax exemption to those distributions when made to foreign shareholders investing in a fund. You should check with your intermediary whether any withholding tax would be applied to such distributions. For other funds, T. Rowe Price may choose not to report qualifying distributions or apply the withholding tax exemption to qualifying fund distributions made to foreign shareholders. A foreign shareholder subject to withholding tax on the qualifying fund distributions may have to file a U.S. federal income tax return to reclaim such withholding tax directly from the IRS.

Under the Foreign Investment in Real Property Tax Act of 1980 (FIRPTA), a non-U.S. shareholder is subject to U.S. tax in respect of a disposition of a U.S. real property interest (USRPI) and any gain from such disposition is subject to U.S. federal income tax as if such shareholder were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a fund is a U.S. real property holding corporation (USRPHC) and is not domestically controlled, any gain realized on the sale or exchange of fund shares by a non-U.S. shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of fund shares would be FIRPTA gain. The same rule applies to dispositions of fund shares by non-U.S. shareholders but without regard to whether the fund is domestically controlled. A fund will be a USRPHC if, in general, 50% or more of the fair market value of the fund’s assets consists of USRPIs, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain when a regulated investment company is classified as a qualified investment entity. A regulated investment entity will be classified as a qualified investment entity if, in general, 50% or more of the regulated investment company’s assets consists of interests in U.S. REITs and other USPHCs. If a regulated investment company is a qualified investment entity and a non-U.S. shareholder owns more than 5% of a class of fund shares at any time during the one-year period ending on the date of the distribution, the distribution to such non-U.S. shareholder will be treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at the applicable corporate tax rate (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. In addition, even if a non-U.S. shareholder does not own more than 5% of a class of fund shares, but the fund is a qualified investment entity, fund distributions of FIRPTA gain will be taxable as ordinary dividends (rather than as capital gain or short-term capital gain dividend) subject to withholding at a 30% or lower treaty rate.

Foreign Income Taxes

Income received by the funds from sources within various foreign countries may be subject to foreign income taxes. Under the Code, if more than 50% of the value of the funds’ total assets at the close of the taxable year comprises securities issued by foreign corporations or governments, the funds may file an election to “pass through” to the funds’ shareholders any eligible foreign income taxes paid by the funds. Certain funds of funds may also be able to pass through foreign taxes paid by other funds in which they are invested if at least 50% of the value of the funds’ total assets at the end of each fiscal quarter comprises interests in such regulated investment companies. There can be no assurance that the funds will be able to do so. Pursuant to this election, shareholders will be required to: (1) include in gross income, even though not actually received, their pro-rata share of foreign income taxes paid by the funds; (2) treat their pro-rata share of foreign income taxes as paid by them; and (3) either deduct their pro-rata share of foreign income taxes in computing their taxable income or use it as a foreign tax credit against U.S. income taxes subject to certain limitations (but not both). A deduction for foreign income taxes may only be claimed by a shareholder who itemizes deductions.

In some cases, a fund may determine that it has the right to reclaim foreign taxes paid. If a fund decides to pursue a refund and is successful, the refund may occur in a year after the year of payment. Depending on how the foreign taxes paid were treated by the fund in the year of payment, the fund may be required to reverse any related deduction or credit taken in the year of payment, offset other foreign taxes paid in the year of refund, or remit the refund to the Internal Revenue Service. Therefore, a fund in a year in which it receives foreign tax refunds may have higher distributable income; and if the fund elects to pass through foreign income taxes to shareholders, the shareholders may experience a smaller amount of foreign taxes being passed through to them to the extent such tax refunds offset current year foreign taxes paid.

Foreign Currency Gains and Losses

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to foreign exchange rate fluctuations, are taxable as ordinary income. If the net effect of these transactions is a gain, the ordinary income dividend paid by the funds will be increased. If the result is a loss, the ordinary income dividend paid by the funds will be decreased, or, to the extent such dividend has already been paid, it may be classified as a return of capital. Adjustments to reflect these gains and losses will be made at the end of the funds’ taxable year.

Passive Foreign Investment Companies

The funds may purchase, directly or indirectly, the securities of certain foreign investment funds or trusts, called “passive foreign investment companies” for U.S. tax purposes. Sometimes such investments are the only or primary way to invest in companies in certain countries. Some or all of the capital gains on the sale of such holdings may be considered ordinary income regardless of how long the funds held the investment. In addition, the funds may be subject to corporate income tax and/or an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders.

To avoid such tax and/or interest, the funds may treat these securities, when possible, as sold on the last day of each of their fiscal years and to recognize any gains for tax purposes at that time; deductions for losses may be allowable only to the extent of any gains resulting from these deemed sales in prior taxable years. Such gains and losses will be treated as ordinary income or losses. The funds will be required to distribute any resulting income, even though they have not sold the security and received cash to pay such distributions.

Investing in Mortgage Entities

Special tax rules may apply to the funds’ investments in entities that invest in or finance mortgage debt. Specifically, residual interests in real estate mortgage investment conduits and interests in an exchange-traded REIT that qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of the funds not to make such investments, there is no guarantee that the funds will be able to sustain this practice or avoid an inadvertent investment.

Such investments may result in the funds receiving excess inclusion income (EII) in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion allocated to disqualified organizations: certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income. In addition, such amounts will be treated as unrelated business taxable income to tax-exempt organizations that are not disqualified organizations and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any exemptions or rate reductions in any relevant tax treaties.

Investing in Partnerships

A fund may invest in publicly-traded partnerships. An investment in such partnerships may subject the fund or its wholly-owned subsidiaries to tax filing and payment obligations in multiple jurisdictions and increase the fund’s tax compliance risk and burden. In some cases, the fund may have exposure to the partnership’s tax liabilities after its sale of the partnership interests. Such tax exposure could reduce the fund’s return to its shareholders.

Taxation of Certain Derivatives

For tax information on futures, please see the “Federal Tax Treatment of Certain Derivatives” section in this SAI.

Taxes on Creation and Redemption of Creation Units

An Authorized Participant that exchanges securities for Creation Units may realize a gain or loss equal to the difference between the fair market value of the Creation Units at the time of purchase and the sum of the Authorized Participant’s cost basis in the securities transferred plus any cash paid.

An Authorized Participant that exchanges Creation Units for securities may realize a gain or loss equal to the difference between the Authorized Participant’s cost basis in the Creation Units and the sum of the fair market value of the securities plus any cash received.

Authorized Participants exchanging securities for Creation Units or redeeming Creation Units may be subject to a minimum holding period imposed by the fund and should consult with their own tax adviser regarding purchasing or redeeming creation units.

BOOK ENTRY ONLY SYSTEM

The DTC acts as securities depositary for the shares. Shares of each fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC. Except in the limited circumstance provided below, certificates will not be issued for shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Corporation and DTC, DTC is required to make available to the Corporation upon request and for a fee to be charged to the Corporation a listing of the shares of each fund held by each DTC Participant. The Corporation, either directly or through a third-party service, shall inquire of each such DTC Participant as to the number of beneficial owners holding shares, directly or indirectly, through such DTC Participant. The Corporation, either directly or through a third-party service, shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such beneficial owners. In addition, the Corporation shall pay to each such DTC Participant and/or third-party service a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and beneficial owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Corporation has no responsibility or liability for any aspects of the records relating to or notices to beneficial owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Corporation and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Corporation shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Corporation makes other arrangements with respect thereto satisfactory to the listing exchange.

PROXY VOTING POLICIES

T. ROWE PRICE ASSOCIATES, INC., AND ITS INVESTMENT ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (Policies and Procedures) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.

T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

Fiduciary Considerations

It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.

One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, Price Investment Management, with respect to proxy voting decisions.

T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

ADMINISTRATION OF POLICIES AND PROCEDURES

Environmental, Social, and Governance Committee T. Rowe Price’s Environmental, Social and Governance Committee (TRPA ESG Committee) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the TRPA ESG Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the TRPA ESG Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The TRPA ESG Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

Proxy Voting Team The Proxy Voting team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Governance Team Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

Responsible Investment Team Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team frequently consults with the appropriate sector analyst from the Responsible Investment team.

HOW PROXIES ARE REVIEWED, PROCESSED, AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Voting team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the TRPA ESG Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www. troweprice.com/esgpolicy.

Global Portfolio Companies

The TRPA ESG Committee has developed custom international proxy voting guidelines based on ISS’ general global policies, regional codes of corporate governance, and our own views as investors in these markets. ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.

Fixed Income and Passively Managed Strategies

Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Voting team using T. Rowe Price’s guidelines as set by the TRPA ESG Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking

Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan

The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The TRPA ESG Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the TRPA ESG Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the TRPA ESG Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the TRPA ESG Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The TRPA ESG Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the TRPA ESG Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or TRPA ESG Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations

Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Fund).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (Excess Shares). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION, AND OVERSIGHT

The TRPA ESG Committee, and certain personnel under the direction of the TRPA ESG Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, TRPA ESG Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

FEDERAL REGISTRATION OF SHARES

The funds’ shares are registered for sale under the 1933 Act. Registration of the funds’ shares are not required under any state law.

LEGAL COUNSEL

Willkie Farr & Gallagher LLP, whose address is 787 Seventh Avenue, New York, New York 10019, is legal counsel to the funds.